UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06621
                                                     ---------------------

                  Nuveen Premium Income Municipal Fund 2, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


ANNUAL REPORT October 31, 2005

Nuveen Investments
Municipal Exchange-Traded
Closed-End Funds

                                      NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
                                                                             NPI

                                    NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
                                                                             NPM

                                    NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
                                                                             NPT

Photo of: Man, woman and child at the beach.
Photo of: A child.

DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
      LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please see the Portfolio Managers' Comments and Performance Overview sections of this report.

Given recent reports of a strengthening economy, some market commentators are speculating about whether longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place in shorter-term rates. If longer-term rates do begin to rise significantly, some have suggested that this would be a signal to begin selling your holdings of fixed-income investments.


"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO REDUCE YOUR OVERALL INVESTMENT RISK OVER THE LONG TERM."


Nobody knows what the market will do in the future or what investments will turn out to be tomorrow's best performers. But from our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall investment risk over the long term. That is one reason why we believe that a municipal bond investment like your Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.

As an added convenience for you, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its shares to Nuveen Investments or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 2005

Nuveen Investments Municipal Exchange-Traded Closed-End Funds
NPI, NPM, NPT

Portfolio Managers'
         COMMENTS



Portfolio managers Dan Solender and Tom Spalding discuss the economic and municipal market environments, key investment strategies and the annual performance of these three Funds. With 13 years of investment experience, including 9 at Nuveen, Dan assumed portfolio management responsibility for NPI and NPM in 2003. A 30-year veteran of Nuveen, Tom has managed NPT since 2003.



WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2005?

Between November 1, 2004, and October 31, 2005, the Federal Reserve implemented eight 0.25% increases in the closely-watched fed funds rate. These increases, which were aimed at controlling the pace of inflation, raised this short-term target rate to 3.75% from 1.75%. (On November 1, 2005, and December 13, 2005, the fed funds rate was increased by 0.25% to reach 4.25%.) Over this same 12-month period, shorter-term municipal market rates also rose significantly.

Longer-term yields declined throughout much of this period before rising toward the end of the fiscal year. The yield on the benchmark 10-year U.S. Treasury note ended October 2005 at 4.56%, compared with 4.03% one year earlier. Longer-term yields in the municipal market followed a similar pattern, with the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, ending the reporting period at 5.21%, an increase of 24 basis points from October 31, 2004. Together, the steady rise in shorter-term rates and the much more modest increase in longer rates over this period produced an overall flattening of the yield curve, which generally led to better relative performance for bonds with longer effective maturities and poorer returns for bonds with shorter maturities or short call dates.

The economy continued to improve over the 12-month period. After expanding at an annualized rate of 3.3% in the fourth quarter of 2004, the U.S. gross domestic product (GDP) grew by annualized rates of 3.8% in the first quarter of 2005, 3.3% in the second quarter and 3.8% in the third quarter. The overall employment picture showed some improvement, with national unemployment at 5.0% in October 2005, down from 5.5% in October 2004. However, the 4.3% year-over-year increase in the Consumer Price Index as of October 2005 raised some inflation concerns.

Over the 12 months ended October 2005, municipal bond new issue supply nationwide remained strong, as $363.4 billion in new securities came to market. A major factor behind this strong supply was the flattening yield curve, which made advance refundings more economically attractive for many issuers. (Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund the principal and interest payments of older, previously issued bonds that carry a higher coupon rate. This process usually results in lower total borrowing costs for bond issuers.) Between January and October 2005, pre-refunding volume was nearly 50% higher than during the same period in 2004, as issuers sought to take advantage of the current interest rate environment.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

With the Fed continuing to raise short-term interest rates and the overall flattening of the yield curve, one of our top priorities during this period was positioning the Funds' portfolios in ways that we believed would add value and enhance their potential to perform well under a variety of future market scenarios. As part of this effort, we took proceeds from called, matured or sold holdings in NPI and NPM and reinvested them in bonds that matured in 15 to 20 years. In NPT, our time horizon stretched toward bonds maturing in 25 years. Among the bonds we sold were those with shorter durations1 (under five years), including pre-refunded bonds and bonds priced to short call dates. These securities tended to underperform in the interest rate environment of the past 12 months. The longer maturities of the bonds we added to the Funds' portfolios enabled us to maintain the Funds' durations within our desired range and contributed favorably to their performance during this period. Selling shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection.

Overall, the ample new issue supply during this period provided us with opportunities to find the types of bonds we were seeking. While our main focus was the 15 - 25 year part of the yield curve, we also kept an opportunistic eye toward all types of issuance that we believed could add value to the Funds' portfolios. In NPI and NPM, we continued to add to the Funds' weightings of bonds rated BBB and lower, especially in the healthcare sector. Overall, lower-rated bonds performed very well during this period, but considerable investor demand limited the number of attractive opportunities. Another area of emphasis for these Funds was purchasing credits from states like California and New York, where state income taxes are relatively higher. This generally results in greater demand for municipal bonds in these states, providing a measure of support for bond prices and additional liquidity for the Funds' portfolio activity. Overall, we found value in the general obligation, limited tax obligation, and water and sewer sectors.

In NPT, our purchase activity generally emphasized finding premium coupon bonds with adequate call protection. Premium bonds are those trading above their par values because their coupons were higher than current coupon levels. Historically, premium bonds have held their value better than the then current coupon bonds when interest rates have risen. Premium bonds also are good candidates for advance refundings, and trading pre-refunded bonds at opportune times in the interest rate cycle has historically been a key strategy for adding value to this Fund. In general, we tried to buy essential



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

services revenue bonds that would also help us keep the Funds well diversified geographically. Lower-rated bonds generally were in great demand during this period, and as a result we did not find many attractive opportunities among lower-rated issues to add securities that we believed would enhance value. As a result, the majority of our purchase activity focused on higher quality bonds, especially during the second half of this 12-month period.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as for comparative indexes and averages, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 10/31/05

                          1-YEAR           5-YEAR           10-YEAR
--------------------------------------------------------------------------------
NPI                        3.71%            7.13%             6.14%
--------------------------------------------------------------------------------
NPM                        3.71%            7.20%             6.73%
--------------------------------------------------------------------------------
NPT                        4.87%            6.12%             5.77%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index2                2.54%            5.98%             5.85%
--------------------------------------------------------------------------------
Lipper General
Leveraged
Municipal Debt
Funds Average3             5.08%            7.75%             6.52%
--------------------------------------------------------------------------------

*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended October 31, 2005, the total returns on net asset value
(NAV) for all three of the Funds in this report exceeded the return on the Lehman Brothers Municipal Bond Index. Each of the Funds underperformed the average return over this period for their Lipper peer group.

One of the factors that, on balance, benefited the 12-month performance of these Funds relative to that of the unleveraged Lehman Brothers index was the Funds' use of financial leverage, even though increases in longer-term municipal bond rates caused the value of the Funds' holdings to fall, and the Funds' financial leverage exacerbated this decline. Leveraging can provide opportunities for enhanced income for common shareholders when short-term interest rates remain below the yields of the bonds purchased for the Funds' portfolios. This continued to be the case during these 12 months. At the same time, leveraging can add volatility to a Fund's NAV and share price, and can act to constrain overall Fund performance during periods when interest rates rise. This was evident during this reporting period. Essentially, the positive impact of leverage on net


2 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

3 The Lipper General Leveraged Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 64 funds; 5 years, 48 funds; and 10 years, 43 funds. Fund and Lipper returns assume reinvestment of dividends.

income during the 12-month period was roughly offset by the negative impact that leverage had on the Funds' NAVs.

As noted earlier, longer maturity bonds generally performed better than securities with shorter maturities over the course of this 12-month period. Yield curve positioning or, more specifically, heavier exposure to the 15- to 25-year range of the yield curve helped the performances of all three of these Funds relative to the Lehman Brothers municipal index, which is more evenly weighted across the entire yield curve.

All of these Funds also benefited from their allocations of lower-quality bonds during this period, as bonds rated BBB and lower generally outperformed other credit quality sectors. Among the lower-rated credits making significant contributions to the Funds' total returns for this period were bonds backed by the 1998 master tobacco settlement agreement. Generally, tobacco bond prices moved higher over this period as the litigation environment improved. As of October 31, 2005, NPI and NPM held about 2.5% of their portfolios in tobacco bonds, while NPT had about 6% of its portfolio in these securities. This weighting difference was a significant factor in the total return differences between these Funds over the 12-month period. Lower-rated hospital holdings also contributed positively to each Fund's total return, as the healthcare sector ranked second in terms of performance among the Lehman municipal revenue sectors for the period.

During this reporting period, NPT's total return also benefited from the recovery on a prior distressed holding involving multifamily housing bonds issued by Oklahoma County Finance Authority. This settlement was completed in February 2005.

An additional positive factor in the performance of these Funds was their holdings of zero coupon bonds. These bonds do not make periodic interest payments and therefore typically have very long initial maturities. The prices of these bonds tend to be very sensitive to changes in interest rates. With interest rates at the long end of the curve declining throughout much of the 12 months ended October 31, 2005, zero coupon bonds in the Lehman Municipal Bond Index outperformed the general market by 130 basis points.

In addition to yield curve positioning, credit exposure, and specific holdings, another factor in the Funds' performances during this period was advance refundings. Refinancings rose sharply during this period, and the Funds' performances benefited from the amount of their portfolios that became advance refunded and the timing of these events. Generally, newly refunded bonds receive a higher credit rating, which usually translates to a higher price. NPT in particular benefited from advance refundings during this period.

While newly pre-refunded bonds tended to enhance the Funds' performances, their holdings of older, previously pre-refunded bonds tended to underperform the general municipal market during this period, primarily because of the shorter effective maturities of these bonds. As more of the Funds' holdings became advance refunded, we were selling selected issues to keep our allocations of pre-refunded credits at desired levels.


HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF OCTOBER 31, 2005?

We continued to believe that maintaining strong credit quality was an important requirement. As of October 31, 2005, all three of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging 73% in NPI and NPM to 79% in NPT.

As of October 31, 2005, potential call exposure for the period from November 2005 through the end of 2006 totaled 5% in NPI, 8% in NPM and 11% in NPT. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION


All of the Funds in this report use leverage to enhance opportunities for additional income for common shareholders. The extent of this benefit is tied in part to the short-term rates these three leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. However, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise. While leveraging still provided benefits for common shareholders, the extent of these benefits was reduced. This resulted in two monthly dividend reductions in NPT and three in NPI and NPM over the 12-month period ended October 31, 2005.

In addition, due to normal portfolio activity, common shareholders of NPM received capital gains and net ordinary income distributions at the end of December 2004 as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NPM                          $0.0971                            $0.0029
--------------------------------------------------------------------------------

This relatively large distribution represented an important part of the Fund's total return for this period, and was generated by bond calls and the sale of appreciated securities. This had a slight negative impact on the Fund's earning power per common share and was a minor factor in the per share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2005, all of the Funds in this report had positive UNII balances for both financial statement and tax purposes.

At the end of the reporting period, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                            10/31/05                           12-MONTH
                            DISCOUNT                   AVERAGE DISCOUNT
--------------------------------------------------------------------------------
NPI                           -6.60%                             -6.84%
--------------------------------------------------------------------------------
NPM                           -7.30%                             -7.13%
--------------------------------------------------------------------------------
NPT                           -8.00%                             -8.59%
--------------------------------------------------------------------------------

Nuveen Premium Income Municipal Fund, Inc.
NPI

Performance
      OVERVIEW As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              61%
AA                               12%
A                                16%
BBB                               7%
BB or Lower                       1%
NR                                3%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                             0.08
Dec                             0.08
Jan                             0.08
Feb                             0.08
Mar                            0.077
Apr                            0.077
May                            0.077
Jun                            0.073
Jul                            0.073
Aug                            0.073
Sep                           0.0695
Oct                           0.0695

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       14.33
                              14.43
                              14.44
                              14.39
                              14.02
                              13.75
                              13.97
                              13.81
                              13.87
                              14.05
                              14.05
                              14.13
                              14.14
                              14.07
                              14.03
                              14.07
                              14.1
                              14.03
                              14.02
                              13.94
                              13.85
                              13.88
                              13.82
                              13.94
                              13.92
                              13.9
                              14
                              14.01
                              13.99
                              13.91
                              13.83
                              13.87
                              13.7
                              13.69
                              13.68
                              13.68
                              13.65
                              13.64
                              13.61
                              13.65
                              13.7
                              13.84
                              13.89
                              13.93
                              13.91
                              13.97
                              14.03
                              14.19
                              14.15
                              14.05
                              13.9
                              13.91
                              13.84
                              13.87
                              13.86
                              13.89
                              13.91
                              13.94
                              13.89
                              13.94
                              13.98
                              14.07
                              14.1
                              14.2
                              14.3
                              14.39
                              14.4
                              14.45
                              14.45
                              14.48
                              14.52
                              14.43
                              14.44
                              14.4
                              14.36
                              14.5
                              14.26
                              14.06
                              14.14
                              14.24
                              14.25
                              14.2
                              14.24
                              14.26
                              14.25
                              14.28
                              14.31
                              14.26
                              14.1
                              14.1
                              13.88
                              13.87
                              13.85
                              13.77
                              13.79
                              13.77
                              13.95
                              13.88
                              13.68
                              13.86
                              13.73
                              13.73
                              13.88
                              13.93
                              14.04
                              13.99
                              13.9
                              14.05
                              14.07
                              14
                              14.09
                              14.05
                              14.04
                              14
                              13.98
                              14.11
                              14.05
                              14.09
                              14.1
                              14.07
                              14.13
                              14.12
                              14.13
                              14.14
                              14.24
                              14.24
                              14.34
                              14.34
                              14.38
                              14.4
                              14.23
                              14.32
                              14.38
                              14.22
                              14.18
                              14.24
                              14.25
                              14.32
                              14.38
                              14.39
                              14.35
                              14.32
                              14.34
                              14.35
                              14.33
                              14.39
                              14.41
                              14.48
                              14.49
                              14.49
                              14.48
                              14.52
                              14.52
                              14.52
                              14.48
                              14.3
                              14.3
                              14.29
                              14.39
                              14.35
                              14.29
                              14.31
                              14.32
                              14.3
                              14.33
                              14.31
                              14.34
                              14.36
                              14.38
                              14.35
                              14.34
                              14.39
                              14.42
                              14.46
                              14.48
                              14.47
                              14.35
                              14.35
                              14.38
                              14.28
                              14.32
                              14.33
                              14.26
                              14.25
                              14.29
                              14.33
                              14.45
                              14.53
                              14.54
                              14.54
                              14.53
                              14.48
                              14.47
                              14.47
                              14.42
                              14.31
                              14.28
                              14.39
                              14.35
                              14.39
                              14.39
                              14.34
                              14.36
                              14.4
                              14.49
                              14.51
                              14.46
                              14.49
                              14.51
                              14.5
                              14.53
                              14.57
                              14.58
                              14.68
                              14.7
                              14.69
                              14.7
                              14.65
                              14.64
                              14.66
                              14.61
                              14.48
                              14.33
                              14.33
                              14.29
                              14.23
                              14.24
                              14.09
                              14.04
                              13.95
                              13.92
                              14.03
                              13.96
                              14
                              14.01
                              14.07
                              14.07
                              14.02
                              14.01
                              13.97
                              14.02
                              13.79
                              13.6
                              13.53
                              13.45
                              13.4
                              13.56
                              13.63
                              13.79
                              13.88
                              13.82
                              13.72
                              13.8
                              13.8
10/31/05                      13.87


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.87
------------------------------------
Common Share
Net Asset Value               $14.85
------------------------------------
Premium/(Discount) to NAV     -6.60%
------------------------------------
Market Yield                   6.01%
------------------------------------
Taxable-Equivalent Yield1      8.35%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $947,446
------------------------------------
Average Effective Maturity
on Securities (Years)          16.94
------------------------------------
Leverage-Adjusted Duration      9.43
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/18/88)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.37%         3.71%
------------------------------------
5-Year          9.85%         7.13%
------------------------------------
10-Year         6.32%         6.14%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     15.3%
------------------------------------
New York                       11.0%
------------------------------------
Texas                           8.1%
------------------------------------
Illinois                        6.2%
------------------------------------
New Jersey                      5.5%
------------------------------------
South Carolina                  4.3%
------------------------------------
Washington                      4.1%
------------------------------------
Pennsylvania                    4.0%
------------------------------------
Massachusetts                   3.8%
------------------------------------
Colorado                        3.5%
------------------------------------
Minnesota                       3.3%
------------------------------------
Nevada                          3.1%
------------------------------------
District of Columbia            2.9%
------------------------------------
Michigan                        2.5%
------------------------------------
Wisconsin                       1.9%
------------------------------------
Missouri                        1.8%
------------------------------------
Other                          18.7%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------

Tax Obligation/General         18.9%
------------------------------------
Tax Obligation/Limited         16.8%
------------------------------------
Healthcare                     12.1%
------------------------------------
U.S. Guaranteed                12.0%
------------------------------------
Transportation                 11.3%
------------------------------------
Utilities                       8.6%
------------------------------------
Education and Civic
   Organizations                8.0%
------------------------------------
Other                          12.3%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Premium Income Municipal Fund 2, Inc.
NPM

Performance
      OVERVIEW As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              64%
AA                                9%
A                                15%
BBB                               7%
BB or Lower                       1%
NR                                4%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                           0.0815
Dec                           0.0815
Jan                           0.0815
Feb                           0.0815
Mar                           0.0785
Apr                           0.0785
May                           0.0785
Jun                           0.0745
Jul                           0.0745
Aug                           0.0745
Sep                            0.071
Oct                            0.071

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       14.61
                              14.65
                              14.58
                              14.62
                              14.35
                              14.07
                              14.2
                              14.11
                              14.12
                              14.2
                              14.24
                              14.19
                              14.24
                              14.25
                              14.14
                              14.16
                              14.15
                              14.14
                              14.21
                              14.12
                              14.03
                              14.02
                              13.94
                              14.09
                              14.08
                              14.12
                              14.11
                              14.12
                              14.2
                              14.04
                              14.06
                              14.1
                              13.96
                              13.94
                              13.95
                              14
                              13.96
                              14.01
                              13.97
                              13.91
                              13.97
                              14.03
                              14.08
                              14.14
                              14.28
                              14.22
                              14.34
                              14.43
                              14.26
                              14.29
                              14.11
                              14.15
                              14.04
                              14.05
                              14.02
                              14.05
                              14.06
                              14.13
                              14.19
                              14.17
                              14.22
                              14.27
                              14.26
                              14.34
                              14.36
                              14.39
                              14.49
                              14.54
                              14.52
                              14.61
                              14.65
                              14.58
                              14.51
                              14.52
                              14.52
                              14.55
                              14.42
                              14.19
                              14.28
                              14.37
                              14.47
                              14.45
                              14.45
                              14.39
                              14.41
                              14.45
                              14.5
                              14.49
                              14.22
                              14.29
                              14.16
                              14
                              13.99
                              13.86
                              13.96
                              13.9
                              13.77
                              13.6
                              13.41
                              13.61
                              13.6
                              13.8
                              13.77
                              13.85
                              13.89
                              13.8
                              13.71
                              13.84
                              13.74
                              13.71
                              13.84
                              13.84
                              13.74
                              13.75
                              13.77
                              13.82
                              13.8
                              13.79
                              13.73
                              13.76
                              13.8
                              13.75
                              13.89
                              13.98
                              14.05
                              14.05
                              14.08
                              14.18
                              14.2
                              14.29
                              14.2
                              14.28
                              14.38
                              14.29
                              14.35
                              14.28
                              14.29
                              14.32
                              14.41
                              14.39
                              14.38
                              14.4
                              14.55
                              14.48
                              14.46
                              14.47
                              14.5
                              14.58
                              14.58
                              14.53
                              14.47
                              14.52
                              14.46
                              14.49
                              14.49
                              14.33
                              14.32
                              14.37
                              14.43
                              14.42
                              14.42
                              14.49
                              14.55
                              14.57
                              14.66
                              14.74
                              14.67
                              14.7
                              14.77
                              14.75
                              14.75
                              14.79
                              14.81
                              14.85
                              14.91
                              14.92
                              14.78
                              14.77
                              14.72
                              14.6
                              14.65
                              14.68
                              14.62
                              14.64
                              14.55
                              14.64
                              14.68
                              14.72
                              14.7
                              14.7
                              14.7
                              14.71
                              14.7
                              14.65
                              14.56
                              14.49
                              14.5
                              14.53
                              14.46
                              14.45
                              14.4
                              14.52
                              14.51
                              14.49
                              14.49
                              14.5
                              14.55
                              14.59
                              14.59
                              14.58
                              14.62
                              14.64
                              14.66
                              14.74
                              14.75
                              14.74
                              14.72
                              14.81
                              14.9
                              14.89
                              14.85
                              14.82
                              14.75
                              14.72
                              14.69
                              14.66
                              14.67
                              14.6
                              14.54
                              14.39
                              14.4
                              14.55
                              14.5
                              14.53
                              14.55
                              14.53
                              14.54
                              14.52
                              14.47
                              14.4
                              14.49
                              14.25
                              14.12
                              14.06
                              14.14
                              14.01
                              14.02
                              13.98
                              14.05
                              14.02
                              14.04
                              13.85
                              13.89
                              13.88
10/31/05                      13.97


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.97
------------------------------------
Common Share
Net Asset Value               $15.07
------------------------------------
Premium/(Discount) to NAV     -7.30%
------------------------------------
Market Yield                   6.10%
------------------------------------
Taxable-Equivalent Yield1      8.47%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $619,282
------------------------------------
Average Effective Maturity
on Securities (Years)          16.19
------------------------------------
Leverage-Adjusted Duration      9.75
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/23/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.98%         3.71%
------------------------------------
5-Year          8.28%         7.20%
------------------------------------
10-Year         7.56%         6.73%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
New York                       11.5%
------------------------------------
Illinois                       10.8%
------------------------------------
California                      9.8%
------------------------------------
Texas                           8.5%
------------------------------------
South Carolina                  6.3%
------------------------------------
Washington                      6.1%
------------------------------------
Missouri                        4.6%
------------------------------------
Massachusetts                   3.9%
------------------------------------
Nevada                          3.6%
------------------------------------
Minnesota                       2.8%
------------------------------------
Ohio                            2.6%
------------------------------------
New Jersey                      2.6%
------------------------------------
Indiana                         2.4%
------------------------------------
Michigan                        2.2%
------------------------------------
Florida                         2.1%
------------------------------------
Rhode Island                    1.9%
------------------------------------
Other                          18.3%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------

Tax Obligation/General         20.5%
------------------------------------
Tax Obligation/Limited         16.2%
------------------------------------
U.S. Guaranteed 12.6%
------------------------------------
Healthcare                     12.4%
------------------------------------
Utilities                      12.0%
------------------------------------
Transportation                  6.7%
------------------------------------
Education and Civic
   Organizations                6.7%
------------------------------------
Other                          12.9%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.1000 per share.

Nuveen Premium Income Municipal Fund 4, Inc.
NPT

Performance
      OVERVIEW As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              70%
AA                                9%
A                                10%
BBB                               6%
BB or Lower                       3%
NR                                2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                            0.071
Dec                            0.071
Jan                            0.071
Feb                            0.071
Mar                            0.068
Apr                            0.068
May                            0.068
Jun                           0.0645
Jul                           0.0645
Aug                           0.0645
Sep                           0.0645
Oct                           0.0645

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       12.76
                              12.87
                              12.8
                              12.86
                              12.53
                              12.26
                              12.38
                              12.33
                              12.3
                              12.34
                              12.39
                              12.4
                              12.45
                              12.43
                              12.35
                              12.37
                              12.4
                              12.37
                              12.38
                              12.24
                              12.19
                              12.26
                              12.07
                              12.21
                              12.32
                              12.35
                              12.41
                              12.41
                              12.5
                              12.31
                              12.2
                              12.21
                              12.05
                              11.95
                              11.85
                              11.84
                              11.83
                              11.84
                              11.85
                              11.85
                              11.99
                              12.06
                              12.2
                              12.24
                              12.3
                              12.27
                              12.36
                              12.44
                              12.34
                              12.31
                              12.22
                              12.13
                              12.13
                              12.2
                              12.19
                              12.25
                              12.22
                              12.27
                              12.28
                              12.29
                              12.32
                              12.36
                              12.38
                              12.47
                              12.5
                              12.53
                              12.55
                              12.62
                              12.59
                              12.63
                              12.8
                              12.67
                              12.61
                              12.67
                              12.65
                              12.53
                              12.45
                              12.35
                              12.45
                              12.54
                              12.58
                              12.56
                              12.57
                              12.55
                              12.52
                              12.56
                              12.56
                              12.54
                              12.34
                              12.35
                              12.24
                              12.12
                              12.09
                              12.04
                              12.06
                              11.93
                              11.95
                              11.89
                              11.69
                              11.85
                              11.72
                              11.69
                              11.9
                              12.04
                              12.12
                              12.14
                              12.15
                              12.2
                              12.16
                              12.15
                              12.2
                              12.25
                              12.11
                              12.05
                              12.03
                              12.11
                              12.2
                              12.16
                              12.08
                              12.13
                              12.16
                              12.17
                              12.25
                              12.26
                              12.29
                              12.29
                              12.36
                              12.37
                              12.35
                              12.37
                              12.36
                              12.4
                              12.35
                              12.33
                              12.3
                              12.3
                              12.35
                              12.37
                              12.47
                              12.48
                              12.44
                              12.52
                              12.53
                              12.5
                              12.48
                              12.5
                              12.57
                              12.57
                              12.64
                              12.62
                              12.62
                              12.66
                              12.62
                              12.57
                              12.6
                              12.6
                              12.51
                              12.49
                              12.56
                              12.53
                              12.5
                              12.45
                              12.51
                              12.51
                              12.54
                              12.61
                              12.57
                              12.63
                              12.62
                              12.61
                              12.62
                              12.63
                              12.71
                              12.78
                              12.74
                              12.75
                              12.65
                              12.67
                              12.74
                              12.6
                              12.6
                              12.61
                              12.61
                              12.67
                              12.68
                              12.7
                              12.75
                              12.89
                              12.86
                              12.86
                              12.79
                              12.85
                              12.83
                              12.8
                              12.73
                              12.65
                              12.7
                              12.8
                              12.7
                              12.7
                              12.7
                              12.66
                              12.67
                              12.68
                              12.69
                              12.66
                              12.65
                              12.66
                              12.66
                              12.68
                              12.7
                              12.71
                              12.75
                              12.88
                              13
                              12.98
                              12.95
                              12.98
                              12.99
                              13
                              12.91
                              12.83
                              12.77
                              12.76
                              12.7
                              12.69
                              12.71
                              12.7
                              12.7
                              12.69
                              12.6
                              12.7
                              12.75
                              12.8
                              12.79
                              12.79
                              12.8
                              12.73
                              12.64
                              12.57
                              12.56
                              12.45
                              12.23
                              12.2
                              12.25
                              12.12
                              12.2
                              12.22
                              12.3
                              12.35
                              12.31
                              12.28
                              12.34
                              12.32
10/31/05                      12.31


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.31
------------------------------------
Common Share
Net Asset Value               $13.38
------------------------------------
Premium/(Discount) to NAV     -8.00%
------------------------------------
Market Yield                   6.29%
------------------------------------
Taxable-Equivalent Yield1      8.74%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $578,517
------------------------------------
Average Effective Maturity
on Securities (Years)          17.39
------------------------------------
Leverage-Adjusted Duration      8.94
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/19/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.07%         4.87%
------------------------------------
5-Year          6.68%         6.12%
------------------------------------
10-Year         6.67%         5.77%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          11.6%
------------------------------------
Illinois                        9.1%
------------------------------------
Washington                      6.6%
------------------------------------
New York                        5.9%
------------------------------------
Indiana                         5.7%
------------------------------------
California                      5.4%
------------------------------------
Michigan                        4.2%
------------------------------------
Utah                            4.0%
------------------------------------
Colorado                        4.0%
------------------------------------
Florida                         3.6%
------------------------------------
District of Columbia            3.5%
------------------------------------
New Jersey                      3.0%
------------------------------------
Nevada                          2.9%
------------------------------------
South Carolina                  2.7%
------------------------------------
Rhode Island                    2.3%
------------------------------------
Alabama                         2.2%
------------------------------------
Puerto Rico                     2.0%
------------------------------------
North Carolina                  2.0%
------------------------------------
Other                          19.3%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         15.2%
------------------------------------
Healthcare                     14.4%
------------------------------------
Tax Obligation/General         14.3%
------------------------------------
U.S. Guaranteed                13.5%
------------------------------------
Utilities                      11.9%
------------------------------------
Transportation                  7.1%
------------------------------------
Consumer Staples                5.7%
------------------------------------
Housing/Multifamily             5.4%
------------------------------------
Water and Sewer                 5.2%
------------------------------------
Other                           7.3%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Shareholder
           MEETING REPORT

The Annual Shareholder Meeting was held on July 26, 2005 at The Northern Trust Bank, 50 S. LaSalle St., Chicago, Illinois.

                                                  NPI                              NPM                              NPT
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT
AGREEMENT WAS REACHED AS FOLLOWS:
                                         Common and                       Common and                       Common and
                                      MuniPreferred                    MuniPreferred                    MuniPreferred
                                      shares voting                    shares voting                    shares voting
                                together as a class              together as a class              together as a class
------------------------------------------------------------------------------------------------------------------------------------
     For                                 56,382,930                       37,554,584                       39,240,994
     Against                                480,648                          460,744                          297,387
     Abstain                                836,340                          415,786                          352,733
------------------------------------------------------------------------------------------------------------------------------------
     Total                               57,699,918                       38,431,114                       39,891,114
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
                                         Common and                       Common and                       Common and
                                      MuniPreferred    MuniPreferred   MuniPreferred    MuniPreferred   MuniPreferred  MuniPreferred
                                      shares voting    shares voting   shares voting    shares voting   shares voting  shares voting
                                           together         together        together         together        together       together
                                         as a class       as a class      as a class       as a class      as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
     For                                 57,163,437               --      37,963,419               --      39,310,940             --
     Withhold                               536,481               --         467,695               --         580,174             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               57,699,918               --      38,431,114               --      39,891,114             --
====================================================================================================================================
Lawrence H. Brown
     For                                 57,190,404               --      37,962,069               --      39,337,269             --
     Withhold                               509,514               --         469,045               --         553,845             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               57,699,918               --      38,431,114               --      39,891,114             --
====================================================================================================================================
Jack B. Evans
     For                                 57,169,055               --      37,965,474               --      39,318,038             --
     Withhold                               530,863               --         465,640               --         573,076             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               57,699,918               --      38,431,114               --      39,891,114             --
====================================================================================================================================
William C. Hunter
     For                                 57,173,306               --      37,957,200               --      39,319,754             --
     Withhold                               526,612               --         473,914               --         571,360             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               57,699,918               --      38,431,114               --      39,891,114             --
====================================================================================================================================
David J. Kundert
     For                                 57,171,776               --      37,967,637               --      39,322,692             --
     Withhold                               528,142               --         463,477               --         568,422             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               57,699,918               --      38,431,114               --      39,891,114             --
====================================================================================================================================
William J. Schneider
     For                                         --           17,678              --           13,321              --         13,016
     Withhold                                    --              241              --               78              --             91
------------------------------------------------------------------------------------------------------------------------------------
     Total                                       --           17,919              --           13,399              --         13,107
====================================================================================================================================
Timothy R. Schwertfeger
     For                                         --           17,678              --           13,318              --         13,016
     Withhold                                    --              241              --               81              --             91
------------------------------------------------------------------------------------------------------------------------------------
     Total                                       --           17,919              --           13,399              --         13,107
====================================================================================================================================
Judith M. Stockdale
     For                                 57,169,245               --      37,967,712               --      39,324,262             --
     Withhold                               530,673               --         463,402               --         566,852             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               57,699,918               --      38,431,114               --      39,891,114             --
====================================================================================================================================
Eugene S. Sunshine
     For                                 57,171,507               --      37,963,681               --      39,318,914             --
     Withhold                               528,411                --        467,433               --         572,200             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               57,699,918                --     38,431,114               --      39,891,114             --
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 2005, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Chicago, Illinois
December 14, 2005

                        Nuveen Premium Income Municipal Fund, Inc. (NPI)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.7% (1.1% OF TOTAL INVESTMENTS)


$       4,050   Alabama 21st Century Authority, Tobacco Settlement Revenue            6/10 at 102.00          A-     $    4,370,801
                 Bonds, Series 2000, 6.125%, 12/01/16

        2,190   Courtland Industrial Development Board, Alabama, Pollution            6/15 at 100.00         BBB          2,169,677
                 Control Revenue Bonds, International Paper Company,
                 Series 2005A, 5.000%, 6/01/25

        5,020   DCH Health Care Authority, Alabama, Healthcare Facilities             6/12 at 101.00          A+          5,247,958
                 Revenue Bonds, Series 2002, 5.250%, 6/01/18

        1,000   Montgomery BMC Special Care Facilities Financing Authority,          11/14 at 100.00          A3          1,016,160
                 Alabama, Revenue Bonds, Baptist Medical Center,
                 Series 2004C, 5.250%, 11/15/29

        3,330   University of South Alabama, Student Tuition Revenue Bonds,           3/14 at 100.00         Aaa          3,472,058
                 Series 2004, 5.000%, 3/15/23 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.0% (0.7% OF TOTAL INVESTMENTS)

                Anchorage, Alaska, General Obligation Refunding Bonds,
                Series 2003A:
        2,000    5.250%, 9/01/17 - FGIC Insured                                       9/13 at 100.00         AAA          2,158,220
        2,035    5.250%, 9/01/18 - FGIC Insured                                       9/13 at 100.00         AAA          2,193,160

        5,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/10 at 100.00         BBB          5,264,900
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        5,700   Pima County Industrial Development Authority, Arizona, Lease          1/06 at 101.00         AAA          5,833,152
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

        4,130   University of Arizona, Certificates of Participation, Series 2002B,   6/12 at 100.00         AAA          4,373,670
                 5.125%, 6/01/18 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

          480   Paragould, Arkansas, Water, Sewer and Electric Revenue               12/10 at 100.00         AAA            527,472
                 Bonds, Series 2000, 5.650%, 12/01/25 (Pre-refunded to
                 12/01/10) - AMBAC Insured

        5,245   University of Arkansas, Fayetteville, Athletic Facilities Revenue     9/09 at 100.00         Aaa          5,466,864
                 Bonds, Razorback Stadium, Series 1999, 5.050%, 9/15/20 -
                 AMBAC Insured

        2,000   Washington County, Arkansas, Hospital Revenue Bonds,                  2/15 at 100.00         BBB          1,974,300
                 Washington Regional Medical Center, Series 2005B,
                 5.000%, 2/01/25


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 23.7% (15.3% OF TOTAL INVESTMENTS)

        1,275   Acalanes Union High School District, Contra Costa County,             8/15 at 100.00         AAA          1,334,517
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/24 - FGIC Insured

        9,200   Alameda Corridor Transportation Authority, California,                  No Opt. Call         AAA          4,580,772
                 Subordinate Lien Revenue Bonds, Series 2004A,
                 0.000%, 10/01/20 - AMBAC Insured

        2,000   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         Aaa          2,076,780
                 Occidental College, Series 2005A, 5.000%, 10/01/30 -
                 MBIA Insured

        7,200   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         AA+          7,259,256
                 University of Southern California, Series 2005, 4.750%, 10/01/28

                California Health Facilities Financing Authority, Health Facility
                Revenue Bonds, Adventist Health System/West, Series 2003A:
        3,700    5.000%, 3/01/28                                                      3/13 at 100.00           A          3,727,972
        7,000    5.000%, 3/01/33                                                      3/13 at 100.00           A          7,027,230

        5,500   California Health Facilities Financing Authority, Health Facility       No Opt. Call          A-          5,727,755
                 Revenue Bonds, Catholic Healthcare West, Series 2004I,
                 4.950%, 7/01/26 (Mandatory put 7/01/14)

        9,560   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3          9,691,641
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27


                                       15


                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$               California, General Obligation Bonds, Series 2004:
        5,000    5.000%, 4/01/10                                                        No Opt. Call           A     $    5,286,500
        2,000    5.125%, 2/01/25                                                      2/14 at 100.00           A          2,080,320
       10,000    5.125%, 2/01/26                                                      2/14 at 100.00           A         10,359,800

        9,000   California, General Obligation Bonds, Series 2005, 5.000%, 8/01/22    8/15 at 100.00           A          9,376,650

        4,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          4,528,520
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/15

        4,000   California, Economic Recovery Revenue Bonds, Series 2004A,              No Opt. Call         AA-          4,416,880
                 5.250%, 7/01/14

       23,725   California State Public Works Board, Lease Revenue Refunding         12/05 at 100.00         Aa2         23,745,641
                 Bonds, Various University of California Projects, Series 1993A,
                 5.500%, 6/01/21

       11,395   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call          A-         12,123,027
                 Department of Corrections, Series 1993E, 5.500%, 6/01/15

        1,640   California Statewide Community Development Authority,                 7/15 at 100.00        BBB+          1,665,354
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.250%, 7/01/30

        3,575   Chula Vista, California, Industrial Development Revenue Bonds,        6/14 at 102.00          A2          3,760,364
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        6,000   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          6,144,360
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/35 - FGIC Insured

        2,350   Grossmont-Cuyamaca Community College District, California,            8/15 at 100.00         AAA          2,452,131
                 General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 -
                 FGIC Insured

        5,120   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          5,359,002
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/24 - FSA Insured

        5,470   Los Angeles Harbors Department, California, Revenue Bonds,            8/16 at 102.00         AAA          5,663,966
                 Series 2006A, 5.000%, 8/01/22 (Alternative Minimum Tax)
                 (WI, settling 5/04/06) - FGIC Insured

                Los Angeles Unified School District, California, General
                Obligation Bonds, Series 2005A-1:
        5,000    5.000%, 7/01/19 - FGIC Insured                                       7/15 at 100.00         AAA          5,304,650
        6,865    5.000%, 7/01/25 - FGIC Insured                                       7/15 at 100.00         AAA          7,166,854

        1,120   Martinez, California, Home Mortgage Revenue Bonds,                      No Opt. Call         AAA          1,523,346
                 Series 1983A, 10.750%, 2/01/16

        4,750   North Orange County Community College District, California,           8/14 at 100.00         AAA          5,176,218
                 General Obligation Bonds, Series 2003B, 5.000%, 8/01/20
                 (Pre-refunded to 8/01/14) - FGIC Insured

                Peralta Community College District, Alameda County, California,
                General Obligation Bonds, Series 2005D:
        1,560    5.000%, 8/01/19 - FSA Insured                                        8/13 at 102.00         AAA          1,657,625
        1,640    5.000%, 8/01/20 - FSA Insured                                        8/13 at 102.00         AAA          1,733,890
        1,720    5.000%, 8/01/21 - FSA Insured                                        8/13 at 102.00         AAA          1,812,846
        1,805    5.000%, 8/01/22 - FSA Insured                                        8/13 at 102.00         AAA          1,898,030
        1,900    5.000%, 8/01/23 - FSA Insured                                        8/13 at 102.00         AAA          1,993,309

       20,000   Pomona, California, GNMA/FNMA Collateralized Securities                 No Opt. Call         AAA         25,855,000
                 Program Single Family Mortgage Revenue Bonds,
                 Series 1990A, 7.600%, 5/01/23

        5,000   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00          A3          5,320,550
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26

        2,000   Redwood City School District, San Mateo County, California,           7/12 at 100.00         AAA          2,060,120
                 General Obligation Bonds, Series 2002, 5.000%, 7/15/27 -
                 FGIC Insured

        3,885   Sacramento City Unified School District, Sacramento County,           7/15 at 100.00         Aaa          4,083,873
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/22 - MBIA Insured

        3,700   Sacramento Municipal Utility District, California, Electric           8/13 at 100.00         AAA          3,867,647
                 Revenue Bonds, Series 2003R, 5.000%, 8/15/22 -
                 MBIA Insured

        3,500   San Diego Unified Port District, California, Revenue Bonds,           9/14 at 100.00         AAA          3,606,890
                 Series 2004B, 5.000%, 9/01/29 - MBIA Insured

        4,700   San Diego Unified School District, San Diego County,                  7/15 at 100.00         AAA          4,884,146
                 California, General Obligation Bonds, Series 2005G,
                 5.000%, 7/01/29 - FSA Insured


                                       16

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
$      10,000    0.000%, 1/15/31 - MBIA Insured                                         No Opt. Call         AAA     $    2,814,900
       24,025    0.000%, 1/15/36 - MBIA Insured                                         No Opt. Call         AAA          5,191,562


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.4% (3.5% OF TOTAL INVESTMENTS)

        5,620   Adams 12 Five Star Schools, Adams County, Colorado, General          12/15 at 100.00         AAA          5,890,434
                 Obligation Bonds, Series 2005, 5.000%, 12/15/24 -
                 FSA Insured

        2,500   Centennial Water and Sanitation District, Colorado, Water and        12/14 at 100.00         AAA          2,635,175
                 Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/21 -
                 FGIC Insured

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Parkview         9/14 at 100.00          A3          1,006,050
                 Medical Center, Series 2004, 5.000%, 9/01/25

          830   Colorado Housing Finance Authority, Single Family Program             4/10 at 105.00          AA            872,662
                 Senior Bonds, Series 2000B-2, 7.250%, 10/01/31 (Alternative
                 Minimum Tax)

          520   Colorado Housing Finance Authority, Single Family Program             5/07 at 105.00         Aa2            528,533
                 Senior Bonds, Series 1997B-2, 7.000%, 5/01/26 (Alternative
                 Minimum Tax)

          360   Colorado Housing Finance Authority, Single Family Program            11/07 at 105.00         Aa2            371,221
                 Senior Bonds, Series 1997C-2, 6.875%, 11/01/28 (Alternative
                 Minimum Tax)

        9,450   Denver City and County, Colorado, Airport System Revenue                No Opt. Call           A         10,904,450
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

       19,810   Denver, Colorado, Excise Tax Revenue Bonds, Convention                3/11 at 100.00         AAA         21,632,718
                 Center, Series 2001A, 5.500%, 9/01/18 (Pre-refunded to
                 3/01/11) - FSA Insured

        8,315   Denver City and County, Colorado, Special Facilities Airport          4/06 at 100.00         N/R          7,301,817
                 Revenue Bonds, United Air Lines Corporation, Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax) #

          125   El Paso County, Colorado, FNMA Mortgage-Backed Single                   No Opt. Call         Aaa            125,878
                 Family Revenue Refunding Bonds, Series 1992A-2,
                 8.750%, 6/01/11


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,930   Connecticut, General Obligation Bonds, Series 2001C,                    No Opt. Call          AA          2,179,433
                 5.500%, 12/15/16

        2,310   Greater New Haven Water Pollution Control Authority,                 11/15 at 100.00         AAA          2,401,476
                 Connecticut, Regional Wastewater System Revenue Bonds,
                 Series 2005A, 5.000%, 11/15/30 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.6% (2.9% OF TOTAL INVESTMENTS)

        9,505   District of Columbia, General Obligation Bonds, Series 1998B,           No Opt. Call         AAA         11,213,334
                 6.000%, 6/01/20 - MBIA Insured

        9,335   District of Columbia Housing Finance Agency, GNMA                    12/05 at 102.00         AAA          9,578,083
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)

       10,350   District of Columbia, Revenue Bonds, Association of American          8/07 at 102.00         AAA         10,840,487
                 Medical Colleges, Series 1997A, 5.375%, 2/15/27 -
                 AMBAC Insured

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
       14,105    0.000%, 4/01/24 - MBIA Insured                                        4/11 at 47.66         AAA          5,162,571
        7,625    0.000%, 4/01/25 - MBIA Insured                                        4/11 at 44.82         AAA          2,619,721
       16,665    0.000%, 4/01/32 - MBIA Insured                                        4/11 at 29.23         AAA          3,703,130


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.6% (1.7% OF TOTAL INVESTMENTS)

        8,000   Hillsborough County Aviation Authority, Florida, Revenue             10/13 at 100.00         AAA          8,573,840
                 Bonds, Tampa International Airport, Series 2003A,
                 5.375%, 10/01/16 (Alternative Minimum Tax) - MBIA Insured

        5,400   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          5,993,568
                 Exempt Facilities Remarketed Revenue Bonds, National
                 Gypsum Company, Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)

        5,000   Orange County Health Facilities Authority, Florida, Hospital         11/10 at 101.00      A+ ***          5,700,700
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded
                 to 11/15/10)

        2,170   Tallahassee, Florida, Consolidated Utility System Revenue            10/15 at 100.00         AAA          2,270,970
                 Bonds, Series 2005, 5.000%, 10/01/25 - AMBAC Insured

        2,375   Volusia County School Board, Florida, Certificates of                 8/15 at 100.00         Aaa          2,476,294
                 Participation, Series 2005B, 5.000%, 8/01/22 - FSA Insured


                                       17


                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.9% (1.2% OF TOTAL INVESTMENTS)

$       2,625   Fulton County Development Authority, Georgia, Revenue                 5/14 at 100.00         AAA     $    2,807,726
                 Bonds, Georgia Tech Molecular Science Building,
                 Series 2004, 5.250%, 5/01/24 - MBIA Insured

        6,025   Fulton-DeKalb Hospital Authority, Georgia, Revenue                    1/14 at 100.00         AAA          6,447,413
                 Refunding Certificates, Series 2003, 5.250%, 1/01/20 -
                 FSA Insured

        4,845   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales            No Opt. Call         AAA          5,728,244
                 Tax Revenue Refunding Bonds, Series 1992P,
                 6.250%, 7/01/20 - AMBAC Insured

        2,740   Savannah Housing Authority, Georgia, GNMA Collateralized              5/08 at 103.00         Aaa          2,883,247
                 Mortgage Revenue Refunding Bonds, Plantation Oak Project,
                 Series 2000, 6.350%, 11/20/39


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 1.1% (0.7% OF TOTAL INVESTMENTS)

       10,000   Hawaii, General Obligation Bonds, Series 2003DA,                      9/13 at 100.00         AAA         10,770,200
                 5.250%, 9/01/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.6% (0.4% OF TOTAL INVESTMENTS)

        5,000   Boise City, Idaho, Airport Revenue Certificates of Participation,     9/10 at 100.00         Aaa          5,295,950
                 Series 2000, 5.500%, 9/01/25 (Alternative Minimum Tax) -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 9.6% (6.2% OF TOTAL INVESTMENTS)

        9,220   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA          9,650,758
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/27 - AMBAC Insured

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        8,890    0.000%, 12/01/16 - FGIC Insured                                        No Opt. Call         AAA          5,377,205
       10,000    0.000%, 12/01/20 - FGIC Insured                                        No Opt. Call         AAA          4,894,100
        9,900    0.000%, 12/01/24 - FGIC Insured                                        No Opt. Call         AAA          3,893,868

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
       15,000    0.000%, 12/01/21 - FGIC Insured                                        No Opt. Call         AAA          6,986,100
       10,000    0.000%, 12/01/23 - FGIC Insured                                        No Opt. Call         AAA          4,159,600

        9,000   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare               No Opt. Call         N/R          4,089,690
                 International Airport, United Air Lines Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13) #

          180   Chicago, Illinois, FNMA/GNMA Collateralized Single Family             3/06 at 105.00         Aaa            180,695
                 Mortgage Revenue Bonds, Series 1996A, 7.000%, 9/01/27
                 (Alternative Minimum Tax)

          445   Chicago, Illinois, FNMA/GNMA Collateralized Single Family             9/07 at 105.00         Aaa            449,775
                 Mortgage Revenue Bonds, Series 1997B, 6.950%, 9/01/28
                 (Alternative Minimum Tax)

        8,740   Illinois Development Finance Authority, Pollution Control             2/06 at 100.00         AAA          8,779,592
                 Revenue Refunding Bonds, Illinois Power Company,
                 Series 1994A, 5.700%, 2/01/24 - MBIA Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        1,000    5.250%, 11/15/22                                                     5/14 at 100.00           A          1,034,390
        3,000    5.250%, 11/15/23                                                     5/14 at 100.00           A          3,094,650

        9,820   Illinois Health Facilities Authority, Revenue Bonds, Sherman          8/07 at 101.00         AAA         10,150,345
                 Health Systems, Series 1997, 5.250%, 8/01/27 - AMBAC Insured

        3,905   Kane County School District 131 - Aurora East, Illinois, General      6/15 at 100.00         AAA          4,075,570
                 Obligation Bonds, Series 2005A, 5.000%, 6/01/24 -
                 FGIC Insured

       10,040   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          6,580,517
                 Bonds, McCormick Place Expansion Project, Series 1992A,
                 0.000%, 6/15/15 - FGIC Insured

        9,200   Metropolitan Pier and Exposition Authority, Illinois, Revenue        12/09 at 101.00         AAA          9,917,416
                 Bonds, McCormick Place Expansion Project, Series 1999A,
                 5.500%, 12/15/24 - FGIC Insured

        3,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          3,912,870
                 Bonds, McCormick Place Hospitality Facility, Series 1996A,
                 7.000%, 7/01/26

        3,000   Upper Illinois River Valley Development Authority, Healthcare        12/11 at 101.00        BBB+          3,276,690
                 Facilities Revenue Bonds, Morris Hospital, Series 2001,
                 6.625%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.4% (1.0% OF TOTAL INVESTMENTS)

                Hamilton County Public Building Corporation, Indiana, First
                Mortgage Bonds, Series 2004:
        1,910    5.000%, 8/01/21 - FSA Insured                                        8/14 at 100.00         AAA          1,991,653
        2,005    5.000%, 8/01/22 - FSA Insured                                        8/14 at 100.00         AAA          2,084,799


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       7,965   Wawasee Community School Corporation, Indiana, First                  1/12 at 101.00         AA-     $    8,753,774
                 Mortgage Bonds, New Elementary and Remodeling Building
                 Corporation, Series 2000, 5.750%, 1/15/20


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.4% (0.9% OF TOTAL INVESTMENTS)

                Des Moines, Iowa, General Obligation Bonds, Series 2000D:
        1,215    5.750%, 6/01/17 - MBIA Insured                                       6/08 at 100.00         AAA          1,284,231
        1,410    5.800%, 6/01/18 - MBIA Insured                                       6/08 at 100.00         AAA          1,492,076

        3,000   Iowa Financing Authority, Private College Revenue Refunding          12/05 at 102.00         AAA          3,064,860
                 Bonds, Drake University Project, Series 1996,
                 5,400%, 12/01/16 - MBIA Insured

        4,365   Iowa Finance Authority, Industrial Remarketed Revenue                   No Opt. Call         AAA          5,486,892
                 Refunding Bonds, Urbandale Hotel Corporation,
                 Series 1989A, 8.500%, 8/01/16 (Alternative Minimum Tax)

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis             7/10 at 100.00          A1          2,130,540
                 Medical Center, Series 2000, 6.250%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.0% (0.8% OF TOTAL INVESTMENTS)

        6,000   Kansas Department of Transportation, Highway Revenue Bonds,           3/14 at 100.00         AA+          6,306,240
                 Series 2004A, 5.000%, 3/01/21

        3,440   Sedgwick and Shawnee Counties, Kansas, GNMA                           6/08 at 105.00         Aaa          3,561,948
                 Mortgage-Backed Securities Program Single Family
                 Revenue Bonds, Series 1998A-1, 6.500%, 12/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.6% (1.0% OF TOTAL INVESTMENTS)

        7,000   Kentucky State Property and Buildings Commission, Revenue             8/15 at 100.00         AAA          7,355,110
                 Bonds, Project 85, Series 2005, 5.000%, 8/01/22 - FSA Insured

        3,770   Kentucky Turnpike Authority, Economic Development Road                7/15 at 100.00         AAA          3,941,799
                 Revenue Bonds, Revitalization Project, Series 2005B,
                 5.000%, 7/01/24 - AMBAC Insured

                Marshall County School District Finance Corporation, Kentucky,
                School Building Revenue Bonds, Series 2004:
        1,210    5.000%, 6/01/19 - AMBAC Insured                                      6/14 at 100.00         Aaa          1,275,098
        1,270    5.000%, 6/01/20 - AMBAC Insured                                      6/14 at 100.00         Aaa          1,334,592
        1,335    5.000%, 6/01/21 - AMBAC Insured                                      6/14 at 100.00         Aaa          1,399,974


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.2% (1.4% OF TOTAL INVESTMENTS)

        2,915   Jefferson Sales Tax District, Jefferson Parish, Louisiana,           12/12 at 100.00         AAA          3,061,566
                 Special Sales Tax Revenue Refunding Bonds, Series 2002,
                 5.250%, 12/01/19 - AMBAC Insured

          610   Louisiana Housing Finance Agency, Single Family Mortgage              9/09 at 101.00         Aaa            622,609
                 Revenue Bonds, Series 2000A, 7.450%, 12/01/31
                 (Alternative Minimum Tax)

        2,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+          2,038,960
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/31

        7,195   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call         BBB          9,069,801
                 Revenue Bonds, Comm-Care Corporation Project, Series 1994,
                 11.000%, 2/01/14

                Louisiana, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
        1,200    5.000%, 5/01/25 - FGIC Insured                                       5/15 at 100.00         AAA          1,238,004
        2,210    5.000%, 5/01/26 - FGIC Insured                                       5/15 at 100.00         AAA          2,279,991
        2,500    5.000%, 5/01/27 - FGIC Insured                                       5/15 at 100.00         AAA          2,577,225


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,600   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          3,758,220
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 5.9% (3.8% OF TOTAL INVESTMENTS)

                Massachusetts Bay Transportation Authority, Assessment Bonds,
                Series 2000A:
        7,900    5.250%, 7/01/30 (Pre-refunded to 7/01/10)                            7/10 at 100.00         AAA          8,498,899
        2,100    5.250%, 7/01/30                                                      7/10 at 100.00         AAA          2,218,860

        4,000   Massachusetts, General Obligation Bonds, Series 2003D,               10/13 at 100.00       AA***          4,346,200
                 5.250%, 10/01/22 (Pre-refunded to 10/01/13)

        5,400   Massachusetts, General Obligation Bonds, Consolidated Loan,           1/13 at 100.00         AAA          5,849,928
                 Series 2002E, 5.250%, 1/01/21 (Pre-refunded to 1/01/13) -
                 FSA Insured


                                       19


                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$       3,395   Massachusetts Health and Educational Facilities Authority,            7/15 at 100.00         BBB     $    3,347,198
                 Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                 5.000%, 7/01/33

        2,825   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          2,876,245
                 Revenue Refunding Bonds, Ogden  Haverhill Project,
                 Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)

        8,505   Massachusetts Housing Finance Agency, Rental Housing                  1/11 at 100.00         AAA          8,824,873
                 Mortgage Revenue Bonds, Series 2001A, 5.850%, 7/01/35
                 (Alternative Minimum Tax) - AMBAC Insured

        6,540   Massachusetts School Building Authority, Dedicated Sales              8/15 at 100.00         AAA          6,872,886
                 Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/22 -
                 FSA Insured

                Massachusetts, Special Obligation Dedicated Tax Revenue
                Bonds, Series 2004:
        7,000    5.250%, 1/01/22 (Pre-refunded to 1/01/14) - FGIC Insured             1/14 at 100.00         AAA          7,596,470
        3,820    5.250%, 1/01/24 (Pre-refunded to 1/01/14) - FGIC Insured             1/14 at 100.00         AAA          4,145,502

        1,500   Massachusetts Water Resources Authority, General Revenue              8/17 at 100.00         AAA          1,629,540
                 Bonds, Series 2005A, 5.250%, 8/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.8% (2.5% OF TOTAL INVESTMENTS)

                Detroit, Michigan, General Obligation Bonds, Series 2003A:
        3,565    5.250%, 4/01/22 - XLCA Insured                                       4/13 at 100.00         AAA          3,758,330
        1,275    5.250%, 4/01/23 - XLCA Insured                                       4/13 at 100.00         AAA          1,343,315

        3,930   Hudsonville Public Schools, Ottawa and Allegan Counties,              5/08 at 100.00         AAA          4,062,048
                 Michigan, Unlimited Tax General Obligation School Building
                 and Site Refunding Bonds, Series 1997, 5.150%, 5/01/22 -
                 FGIC Insured

        3,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/15 at 100.00         BBB          3,187,560
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

       10,000   Michigan State Building Authority, Revenue Refunding Bonds,          10/13 at 100.00         AAA         10,426,100
                 Facilities Program, Series 2003II, 5.000%, 10/15/23 -
                 MBIA Insured

        6,600   Michigan Housing Development Authority, Limited Obligation            7/07 at 102.00         AAA          6,743,484
                 Multifamily Mortgage Revenue Refunding Bonds, Forest Hills
                 Regency Square Project, Series 1999A, 5.750%, 7/01/29

        6,390   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/12 at 100.00         AAA          6,786,372
                 Metropolitan Airport, Series 2002D, 5.500%, 12/01/19
                 (Alternative Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 5.2% (3.3% OF TOTAL INVESTMENTS)

       13,650   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00           A         13,667,199
                 Allete Inc., Series 2004, 4.950%, 7/01/22

        2,000   Duluth Economic Development Authority, Minnesota, Healthcare          2/14 at 100.00          A-          2,089,560
                 Facilities Revenue Bonds, Benedictine Health System -
                 St. Mary's Duluth Clinic, Series 2004, 5.375%, 2/15/22

                Eden Prairie, Minnesota, GNMA Collateralized Multifamily
                Housing Revenue Bonds, Rolling Hills Project, Series 2001A:
        1,000    6.150%, 8/20/31                                                      8/11 at 105.00          A1          1,079,860
        2,000    6.200%, 2/20/43                                                      8/11 at 105.00          A1          2,152,020

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/08 at 101.00         AAA          3,101,700
                 Minnesota, Airport Revenue Bonds, Series 1998A,
                 5.000%, 1/01/22 - AMBAC Insured

        1,500   Minnesota Municipal Power Agency, Electric Revenue Bonds,            10/14 at 100.00          A3          1,585,215
                 Series 2004A, 5.250%, 10/01/24

          700   Minnesota Higher Education Facilities Authority, St. John's          10/15 at 100.00          A2            727,153
                 University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/22

           90   Minnesota Agricultural and Economic Development Board,               11/07 at 102.00         AAA             95,491
                 Healthcare System Revenue Bonds, Fairview Hospital and
                 Healthcare Services, Series 1997A, 5.750%, 11/15/26 -
                 MBIA Insured

        1,545   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 100.00        Baa3          1,667,642
                 Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25

       18,485   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 103.00         AAA         22,746,162
                 Sales Tax Revenue Refunding Bonds, Civic Center Project,
                 Series 1996, 7.100%, 11/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.5% (0.3% OF TOTAL INVESTMENTS)

        4,275   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          4,280,771
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.8% (1.8% OF TOTAL INVESTMENTS)

$       2,000   Cole County Industrial Development Authority, Missouri,               2/14 at 100.00         N/R     $    2,051,660
                 Revenue Bonds, Lutheran Senior Services - Heisinger
                 Project, Series 2004, 5.250%, 2/01/24

          920   Missouri Housing Development Commission, GNMA/FNMA                    3/07 at 105.00         AAA            930,240
                 Single Family Mortgage Revenue Bonds, Homeownership
                 Loan Program, Series 1996C, 7.450%, 9/01/27 (Alternative
                 Minimum Tax)

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
        1,500    5.250%, 6/01/21 (Pre-refunded to 6/01/11) - AMBAC Insured            6/11 at 101.00         AAA          1,635,780
        1,500    5.250%, 6/01/21 - AMBAC Insured                                      6/11 at 101.00         AAA          1,591,890
        4,150    5.250%, 6/01/28 (Pre-refunded to 6/01/11) - AMBAC Insured            6/11 at 101.00         AAA          4,510,303

        3,825   Missouri Housing Development Commission, Single Family                3/09 at 103.00         AAA          3,852,311
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 1999B-1, 6.700%, 9/01/30 (Alternative Minimum Tax)

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
        1,565    6.000%, 6/01/20                                                        No Opt. Call        BBB+          1,769,968
        1,260    5.000%, 6/01/35                                                      6/15 at 100.00        BBB+          1,262,797

        8,500   St. Charles County Francis Howell School District, Missouri,            No Opt. Call         AAA          9,006,770
                 General Obligation Refunding Bonds, Series 1994A,
                 7.800%, 3/01/08 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        4,060   Lincoln, Nebraska, Electric System Revenue Bonds,                     9/12 at 100.00          AA          4,224,065
                 Series 2002, 5.000%, 9/01/23

        4,410   University of Nebraska, Lincoln, Student Fees and Facilities         11/13 at 100.00         Aa2          4,519,897
                 Revenue Bonds, Series 2003B, 5.000%, 7/01/33


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.7% (3.1% OF TOTAL INVESTMENTS)

       15,000   Clark County, Nevada, General Obligation Bank Bonds,                  6/11 at 100.00         AAA         15,898,650
                 Southern Nevada Water Authority Loan, Series 2001,
                 5.250%, 6/01/26 - FGIC Insured

        2,810   Clark County School District, Nevada, General Obligation             12/11 at 100.00         AAA          3,095,524
                 Bonds, Series 2001F, 5.500%, 6/15/18 (Pre-refunded to
                 12/15/11) - FSA Insured

       10,410   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         11,481,293
                 Bonds, Series 2002C, 5.500%, 6/15/18 (Pre-refunded to
                 6/15/12) - MBIA Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
        6,425    0.000%, 1/01/29 - AMBAC Insured                                        No Opt. Call         AAA          1,978,258
       12,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         12,401,040


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,170   New Hampshire Housing Finance Agency, Single Family                   1/06 at 100.00         Aa2          2,196,734
                 Residential Mortgage Bonds, Series 1993B, 6.050%, 7/01/25

          570   New Hampshire Housing Finance Agency, Single Family                   7/06 at 102.00         Aa2            584,598
                 Mortgage Acquisition Revenue Bonds, Series 1996B,
                 6.400%, 1/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 8.5% (5.5% OF TOTAL INVESTMENTS)

       10,150   Delaware River Port Authority, Pennsylvania and New Jersey,           1/10 at 100.00         AAA         10,889,428
                 Revenue Bonds, Port District Project, Series 1999B,
                 5.625%, 1/01/26 - FSA Insured

                Essex County, New Jersey, General Obligation Bonds, Series 2005A:
        3,065    5.000%, 5/01/24 - MBIA Insured                                       5/15 at 100.00         Aaa          3,222,326
        3,030    5.000%, 5/01/25 - MBIA Insured                                       5/15 at 100.00         Aaa          3,183,136

        8,000   Essex County Improvement Authority, New Jersey, General              10/10 at 100.00         Aaa          8,878,800
                 Obligation Guaranteed Lease Revenue Bonds, County
                 Correctional Facility Project, Series 2000, 6.000%, 10/01/25
                 (Pre-refunded to 10/01/10) - FGIC Insured

          500   Middlesex County Improvement Authority, New Jersey, Senior              No Opt. Call        Baa3            507,870
                 Revenue Bonds, Heldrich Center Hotel/Conference Center
                 Project, Series 2005A, 5.000%, 1/01/15

        1,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/15 at 100.00         AAA          1,571,955
                 Princeton University, Series 2005A, 5.000%, 7/01/30


                                       21


                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

$       5,315   New Jersey Housing and Mortgage Finance Agency,                      10/07 at 101.50         AAA     $    5,471,527
                 Home Buyer Program Revenue Bonds, Series 1997U,
                 5.850%, 4/01/29 (Alternative Minimum Tax) - MBIA Insured

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2003C:
        5,000    5.500%, 6/15/19 (Pre-refunded to 6/15/13)                            6/13 at 100.00         AAA          5,543,400
        5,410    5.500%, 6/15/20 (Pre-refunded to 6/15/13)                            6/13 at 100.00         AAA          5,997,959
        9,250    5.500%, 6/15/23 (Pre-refunded to 6/15/13)                            6/13 at 100.00         AAA         10,255,290

        9,130   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,           1/15 at 100.00         AAA          9,577,644
                 5.000%, 1/01/25 - FSA Insured

        2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          2,628,950
                 5.000%, 1/01/19 - FGIC Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
        3,915    6.000%, 1/01/14 - MBIA Insured                                         No Opt. Call         AAA          4,486,512
        7,585    6.000%, 1/01/14 - MBIA Insured                                         No Opt. Call         AAA          8,692,258


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

          970   New Mexico Mortgage Finance Authority, Single Family                  3/10 at 102.50         AAA          1,005,308
                 Mortgage Program Bonds, Series 2000D-2, 6.850%, 9/01/31
                 (Alternative Minimum Tax)

        5,585   Santa Fe County, New Mexico, Correctional System Gross                  No Opt. Call         AAA          6,513,059
                 Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 17.1% (11.0% OF TOTAL INVESTMENTS)

       14,580   Long Island Power Authority, New York, Electric System General        6/08 at 101.00          A-         15,254,471
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26

        3,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA          3,184,440
                 Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/21 -
                 FGIC Insured

        4,500   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00         AAA          4,678,200
                 Revenue Bonds, Series 2005B, 5.000%, 11/15/30 -
                 AMBAC Insured

        2,000   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         BBB          2,141,180
                 Pass-Through Bonds, Series 2000, 6.500%, 6/01/35

        8,270   New York City, New York, General Obligation Bonds,                      No Opt. Call          A+          8,794,566
                 Fiscal Series 2004G, 5.000%, 8/01/14

        5,000   New York City, New York, General Obligation Bonds,                    6/13 at 100.00          A+          5,349,500
                 Fiscal Series 2003J, 5.500%, 6/01/23

       12,500   New York City, New York, General Obligation Bonds,                   10/13 at 100.00          A+         13,185,000
                 Fiscal Series 2003D, 5.250%, 10/15/22

        6,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00          A+          6,356,760
                 Fiscal Series 2004C, 5.250%, 8/15/20

        7,960   New York City, New York, General Obligation Bonds,                    4/15 at 100.00          A+          8,185,507
                 Fiscal Series 2005M, 5.000%, 4/01/24

        1,250   New York City Municipal Water Finance Authority, New York,            6/15 at 100.00         AAA          1,301,788
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005C, 5.000%, 6/15/25 - MBIA Insured

                New York City Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, United Jewish Appeal - Federation of
                Jewish Philanthropies of New York Inc., Series 2004A:
        2,185    5.250%, 7/01/20                                                      7/14 at 100.00         Aa2          2,352,895
        2,050    5.250%, 7/01/21                                                      7/14 at 100.00         Aa2          2,205,369
        2,420    5.250%, 7/01/22                                                      4/14 at 100.00         Aa2          2,587,440
        1,370    5.250%, 7/01/24                                                      4/14 at 100.00         Aa2          1,460,694

        1,145   Dormitory Authority of the State of New York, Revenue                 2/15 at 100.00         AAA          1,192,850
                 Bonds, Mental Health Services Facilities Improvements,
                 Series 2005B, 5.000%, 2/15/24 - AMBAC Insured

        3,500   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          3,648,995
                 Mental Health Services Facilities Improvements, Series 2005D,
                 5.000%, 2/15/23 - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                University of Rochester, Series 2004A:
        1,025    5.250%, 7/01/20                                                      7/14 at 100.00          A+          1,094,393
        1,000    5.250%, 7/01/22                                                      7/14 at 100.00          A+          1,063,230
          500    5.250%, 7/01/24                                                      7/14 at 100.00          A+            530,135

        1,995   Dormitory Authority of the State of New York, State and Local         7/14 at 100.00         AA-          2,113,762
                 Appropriation Lease Bonds, Upstate Community Colleges,
                 Series 2004B, 5.250%, 7/01/20

        2,730   New York State Medical Care Facilities Finance Agency,                2/06 at 100.00         AAA          2,763,170
                 FHA-Insured Hospital and Nursing Home Mortgage Revenue
                 Bonds, Series 1993B, 5.500%, 2/15/22


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
$       3,770    5.000%, 1/01/25 - FSA Insured                                        7/15 at 100.00         AAA     $    3,935,767
        5,980    5.000%, 1/01/26 - FSA Insured                                        7/15 at 100.00         AAA          6,247,725

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second Generation, Series 2005B:
        5,000    5.000%, 4/01/21 - AMBAC Insured                                     10/15 at 100.00         AAA          5,273,800
        2,000    5.000%, 4/01/22 - AMBAC Insured                                     10/15 at 100.00         AAA          2,102,920

        3,000   New York State Thruway Authority, State Personal Income               3/15 at 100.00         AAA          3,180,630
                 Tax Revenue Bonds, Series 2005A, 5.000%, 3/15/19 -
                 FSA Insured

        6,460   New York State Urban Development Corporation, State                   3/14 at 100.00         AAA          6,717,173
                 Personal Income Tax Revenue Bonds, Series 2004A-1,
                 5.000%, 3/15/26 - FGIC Insured

       14,000   New York State Urban Development Corporation, Service                   No Opt. Call         AA-         15,062,040
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

        5,000   Port Authority of New York and New Jersey, Consolidated               3/14 at 101.00         AAA          5,203,050
                 Revenue Bonds, One Hundred Thirty-Fifth Series 2004,
                 5.000%, 9/15/28 - XLCA Insured

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        4,825    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA          5,053,657
        1,665    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          1,741,390

        7,400   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          7,903,496
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

        9,515   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         Aa2          9,868,863
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.1% (0.7% OF TOTAL INVESTMENTS)

                Charlotte, North Carolina, Certificates of Participation,
                Governmental Facilities Projects, Series 2003G:
        5,785    5.250%, 6/01/22                                                      6/13 at 100.00         AA+          6,098,952
        3,475    5.250%, 6/01/23                                                      6/13 at 100.00         AA+          3,656,708

        1,000   Gaston County Industrial Facilities and Pollution Control             8/15 at 100.00         N/R          1,037,000
                 Financing Authority, North Carolina, National Gypsum
                 Company Project Exempt Facilities Revenue Bonds,
                 Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 1.2% (0.8% OF TOTAL INVESTMENTS)

        9,650   Dickinson, North Dakota, Health Care Facilities Revenue               2/10 at 102.00          AA         11,114,002
                 Bonds, BHS Long Term Care Inc., Series 1990,
                 7.625%, 2/15/20 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.0% (1.3% OF TOTAL INVESTMENTS)

        4,265   Franklin County, Ohio, Hospital Revenue and Improvement               5/11 at 101.00         Aaa          4,685,017
                 Bonds, Children's Hospital Project, Series 2001,
                 5.500%, 5/01/28 (Pre-refunded to 5/01/11) - AMBAC Insured

        1,785   Marysville, Ohio, Wastewater Treatment System First                  12/15 at 100.00         AAA          1,869,181
                 Mortgage Revenue Bonds, Series 2005, 5.000%, 12/01/24 -
                 MBIA Insured

        2,720   Ohio State University, General Receipts Bonds, Series 2003B,          6/13 at 100.00          AA          2,927,509
                 5.250%, 6/01/20

        2,000   Richland County, Ohio, Hospital Facilities Revenue Refunding         11/10 at 101.00          A-          2,168,440
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000A, 6.125%, 11/15/16

        7,000   Steubenville, Ohio, Hospital Facilities Revenue Refunding            10/10 at 100.00          A3          7,622,300
                 and Improvement Bonds, Trinity Health System, Series 2000,
                 6.500%, 10/01/30


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.0% (0.6% OF TOTAL INVESTMENTS)

        2,500   Oregon State Department of Transportation, Highway User              11/14 at 100.00         AA+          2,632,750
                 Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21

                Oregon Department of Administrative Services, Certificates
                of Participation, Series 2005A:
        2,060    5.000%, 5/01/24 - FSA Insured                                        5/15 at 100.00         AAA          2,144,563
        4,220    5.000%, 5/01/30 - FSA Insured                                        5/15 at 100.00         AAA          4,347,106


                                       23


                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 6.2% (4.0% OF TOTAL INVESTMENTS)

$       2,945   Bucks County, Pennsylvania, General Obligation Bonds,                   No Opt. Call         Aa2     $    3,155,126
                 Series 2005, 5.000%, 6/01/15

                Chester County, Pennsylvania, General Obligation Bonds,
                Series 2005:
        1,000    5.000%, 11/15/23                                                     5/15 at 100.00         Aa1          1,047,500
        2,440    5.000%, 11/15/24                                                     5/15 at 100.00         Aa1          2,550,093

        2,625   Delaware County, Pennsylvania, General Obligation Bonds,             10/15 at 100.00          AA          2,768,745
                 Series 2005, 5.000%, 10/01/21

                Lancaster Higher Education Authority, Pennsylvania, Revenue
                Bonds, Franklin and Marshall College, Series 2003C:
        1,340    5.250%, 4/15/15                                                      4/13 at 100.00          A+          1,434,457
        1,960    5.250%, 4/15/17                                                      4/13 at 100.00          A+          2,085,362

                Montgomery County Industrial Development Authority,
                Pennsylvania, Revenue Bonds, Hill School, Series 2005:
        4,000    5.000%, 8/15/25 - MBIA Insured                                       8/15 at 100.00         Aaa          4,177,640
        2,000    5.000%, 8/15/26 - MBIA Insured                                       8/15 at 100.00         Aaa          2,088,820
        3,300    5.000%, 8/15/27 - MBIA Insured                                       8/15 at 100.00         Aaa          3,443,880

        1,000   Pennsylvania State University, General Revenue Bonds,                 9/15 at 100.00          AA          1,036,500
                 Series 2005, 5.000%, 9/01/29

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds,
                General Ordinance, Fifth Series 2004A-1:
        4,505    5.000%, 9/01/21 - FSA Insured                                        9/14 at 100.00         AAA          4,679,073
        4,735    5.000%, 9/01/22 - FSA Insured                                        9/14 at 100.00         AAA          4,903,945

        8,405   Philadelphia Redevelopment Authority, Pennsylvania,                   4/08 at 103.00         N/R          8,352,889
                 Multifamily Housing Mortgage Revenue Bonds, Cricket Court
                 Apartments, Series 1998A, 6.200%, 4/01/25 (Alternative
                 Minimum Tax)

        2,000   Pittsburgh Water and Sewerage Authority, Pennsylvania,                9/15 at 100.00         AAA          2,068,180
                 First Lien Water and Sewerage System Revenue Bonds,
                 Series 2005, 5.000%, 9/01/29 - MBIA Insured

       14,000   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA         15,002,120
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.250%, 6/01/24 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          1,557,585
                 Series 2005RR, 5.000%, 7/01/30 - XLCA Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 6.7% (4.3% OF TOTAL INVESTMENTS)

        8,610   Dorchester County School District 2, South Carolina,                 12/14 at 100.00           A          8,962,924
                 Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/24

                Greenville County School District, South Carolina, Installment
                Purchase Revenue Bonds, Series 2003:
        5,090    5.250%, 12/01/18                                                    12/13 at 100.00         AA-          5,384,966
        3,595    5.250%, 12/01/20                                                    12/13 at 100.00         AA-          3,795,817
        1,865    5.250%, 12/01/21                                                    12/13 at 100.00         AA-          1,966,587

                Lexington County Health Service District, South Carolina,
                Hospital Revenue Bonds, Series 2004:
        1,805    6.000%, 5/01/19                                                      5/14 at 100.00           A          1,986,727
        2,400    5.500%, 5/01/24                                                      5/14 at 100.00           A          2,518,704

       15,000   South Carolina JOBS Economic Development Authority,                   8/13 at 100.00        BBB+         16,598,400
                 Hospital Refunding and Improvement Revenue Bonds,
                 Palmetto Health Alliance, Series 2003C, 6.375%, 8/01/34

                Tobacco Settlement Revenue Management Authority,
                South Carolina, Tobacco Settlement Asset-Backed Bonds,
                Series 2001B:
        8,915    6.000%, 5/15/22                                                      5/11 at 101.00         BBB          9,460,331
        7,500    6.375%, 5/15/28                                                      5/11 at 101.00         BBB          8,056,050
        4,150    6.375%, 5/15/30                                                        No Opt. Call         BBB          4,711,869


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 0.2% (0.2% OF TOTAL INVESTMENTS)

        2,045   South Dakota State University, Revenue Bonds, Housing and             4/14 at 100.00         AAA          2,147,332
                 Auxiliary Facilities, Series 2004, 5.000%, 4/01/20 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,710   Tennessee Housing Development Agency, Homeownership                   7/13 at 100.00          AA          3,785,016
                 Program Bonds, Series 2004, 5.000%, 7/01/34 (Alternative
                 Minimum Tax)


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 12.5% (8.1% OF TOTAL INVESTMENTS)

$      10,205   Alliance Airport Authority, Texas, Special Facilities Revenue        12/05 at 100.00         CCC     $    7,707,939
                 Bonds, American Airlines Inc., Series 1990,
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        3,289   Austin Housing Finance Corporation, Texas, GNMA                      12/10 at 105.00         Aaa          3,633,819
                 Collateralized Multifamily Housing Revenue Bonds, Fairway
                 Village Project, Series 2000A, 7.375%, 6/20/35 (Alternative
                 Minimum Tax)

        2,150   Brazos River Authority, Texas, Pollution Control Revenue Bonds,      10/13 at 101.00        Baa2          2,379,685
                 TXU Energy Company LLC Project, Series 2003C,
                 6.750%, 10/01/38 (Alternative Minimum Tax)

          175   Clear Creek Independent School District, Galveston and Harris         2/10 at 100.00         AAA            191,651
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 6.000%, 2/15/16

          690   Harlingen Housing Finance Corporation, Texas, GNMA/FNMA               9/10 at 105.00         AAA            708,092
                 Single Family Mortgage Revenue Bonds, Series 2000A,
                 6.700%, 9/01/33 (Alternative Minimum Tax)

        4,000   Harris County-Houston Sports Authority, Texas, Junior Lien           11/11 at 100.00         AAA          4,128,200
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                 MBIA Insured

                Harris County Hospital District, Texas, Revenue Refunding
                Bonds, Series 1990:
        2,335    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA          2,479,233
        5,145    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA          5,592,666

       19,125   Harris County Hospital District, Texas, Revenue Refunding             8/10 at 100.00         AAA         20,899,418
                 Bonds, Series 2000, 6.000%, 2/15/15 - MBIA Insured

        6,000   Houston, Texas, General Obligation Public Improvement Bonds,          3/11 at 100.00         AAA          6,492,420
                 Series 2001B, 5.500%, 3/01/15 - FSA Insured

        9,250   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA          9,875,393
                 Bonds, Series 2000B, 5.500%, 7/01/30 - FSA Insured

        5,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          5,308,850
                 Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
        2,000    5.250%, 8/15/21                                                        No Opt. Call        BBB-          2,048,580
        2,500    5.125%, 8/15/26                                                        No Opt. Call        BBB-          2,480,850

        3,400   Lower Colorado River Authority, Texas, Revenue Refunding              5/13 at 100.00         AAA          3,625,420
                 and Improvement Bonds, Series 2003, 5.250%, 5/15/24 -
                 AMBAC Insured

        1,505   Lower Colorado River Authority, Texas, Contract Revenue               5/13 at 100.00         AAA          1,601,380
                 Refunding Bonds, Transmission Services Corporation,
                 Series 2003C, 5.250%, 5/15/23 - AMBAC Insured

        4,000   Tarrant County Health Facilities Development Corporation,            11/10 at 101.00       A+***          4,597,120
                 Texas, Hospital Revenue Bonds, Adventist Health System -
                 Sunbelt Obligated Group, Series 2000, 6.700%, 11/15/30
                 (Pre-refunded to 11/15/10)

       10,810   Tarrant County Health Facilities Development Corporation,            12/10 at 105.00         Aaa         12,176,060
                 Texas, GNMA Collateralized Mortgage Loan Revenue Bonds,
                 Eastview Nursing Home, Ebony Lake Nursing Center, Ft.
                 Stockton Nursing Center, Lynnhaven Nursing Center and
                 Mission Oaks Manor, Series 2000A-1, 7.625%, 12/20/32

        5,000   Tarrant Regional Water District, Texas, Water Revenue                 3/13 at 100.00         AAA          5,357,450
                 Refunding and Improvement Bonds, Series 1999,
                 5.250%, 3/01/17 - FSA Insured

        4,000   Texas A&M University, Financing System Revenue Bonds,                 5/09 at 100.00         AAA          4,290,640
                 Series 1999, 5.550%, 5/15/29 (Pre-refunded to 5/15/09) -
                 MBIA Insured

       25,000   Texas Turnpike Authority, First Tier Revenue Bonds, Central             No Opt. Call         AAA          9,988,500
                 Texas Turnpike System, Series 2002A, 0.000%, 8/15/24 -
                 AMBAC Insured

        2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,            7/15 at 100.00        Baa3          2,499,825
                 Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20
                 (WI, settling 11/15/05)


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,595   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/07 at 101.50         Aaa          1,634,763
                  Series 1997F, 5.750%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        4,835   Virginia Beach Development Authority, Virginia, Multifamily          10/14 at 100.00         N/R          5,099,426
                 Residential Rental Housing Revenue Bonds, Mayfair
                 Apartments I and II, Series 1999, 7.500%, 10/01/39
                 (Alternative Minimum Tax)


                                       25


                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 6.4% (4.1% OF TOTAL INVESTMENTS)

                Public Utility District 1, Chelan County, Washington, Revenue
                Bonds, Chelan Hydro Consolidated System, Series 1997A:
$      11,820    5.650%, 7/01/32 (Alternative Minimum Tax)                            7/07 at 102.00          AA     $   12,148,005
                 (Optional put 7/01/09) (Mandatory put 7/01/24)

        8,000    5.650%, 7/01/32 (Alternative Minimum Tax)                            7/07 at 102.00          AA          8,202,560
                 (Optional put 7/01/09) (Mandatory put 7/01/27)

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,765,200
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        3,125   Skagit County Public Hospital District 1, Washington,                 6/14 at 100.00         Aaa          3,383,844
                 General Obligation Bonds, Series 2004A, 5.375%, 12/01/20 -
                 MBIA Insured

        5,000   Snohomish County, Washington, Limited Tax General Obligation         12/11 at 100.00         AAA          5,267,550
                  Bonds, Series 2001, 5.250%, 12/01/26 - MBIA Insured

       11,000   Washington, General Obligation Bonds, Series 2000S-5,                   No Opt. Call         AAA          5,656,750
                 0.000%, 1/01/20 - FGIC Insured

        4,750   Washington State Healthcare Facilities Authority, Revenue            11/08 at 101.00         Aaa          4,919,765
                 Bonds, Swedish Health Services, Series 1998,
                 5.125%, 11/15/22 - AMBAC Insured

        9,350   Washington Public Power Supply System, Revenue Refunding              7/07 at 102.00         Aaa          9,798,052
                 Bonds, Nuclear Project 3, Series 1997A, 5.250%, 7/01/15

        7,775   Washington Public Power Supply System, Revenue Refunding              7/08 at 102.00         Aaa          8,130,007
                 Bonds, Nuclear Project 3, Series 1998A, 5.125%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.9% (1.9% OF TOTAL INVESTMENTS)

                Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue
                Bonds, Public Schools, Series 2003A:
        1,000    5.125%, 8/01/22 - AMBAC Insured                                      8/13 at 100.00         AAA          1,047,640
        1,345    5.125%, 8/01/23 - AMBAC Insured                                      8/13 at 100.00         AAA          1,406,384

                Wisconsin, General Obligation Bonds, Series 2004-3:
        1,720    5.250%, 5/01/19 - FGIC Insured                                       5/14 at 100.00         AAA          1,849,892
        1,265    5.250%, 5/01/21 - FGIC Insured                                       5/14 at 100.00         AAA          1,356,786

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        7/11 at 100.00          A-          1,061,130
                 Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/21

        2,175   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 100.00         BBB          2,327,009
                 Bonds, Carroll College Inc., Series 2001, 6.125%, 10/01/16

        2,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00           A          2,057,100
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.250%, 8/15/25

        9,000   Wisconsin Health and Educational Facilities Authority, Revenue        4/13 at 100.00        BBB+          9,809,190
                 Bonds, Aurora Healthcare Inc., Series 2003, 6.400%, 4/15/33

        6,025   Wisconsin Health and Educational Facilities Authority, Revenue        9/13 at 100.00          A-          6,498,081
                 Bonds, Franciscan Sisters of Christian Charity Healthcare
                 Ministry, Series 2003A, 6.000%, 9/01/22
------------------------------------------------------------------------------------------------------------------------------------
$   1,498,884   Total Long-Term Investments (cost $1,415,869,511) - 154.6%                                            1,464,308,534
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                      8,137,070
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.4)%                                                       (525,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  947,445,604
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                                 See accompanying notes to financial statements.

                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.9% (1.2% OF TOTAL INVESTMENTS)

$       1,560   Courtland Industrial Development Board, Alabama, Pollution            6/15 at 100.00         BBB     $    1,545,523
                 Control Revenue Bonds, International Paper Company,
                 Series 2005A, 5.000%, 6/01/25

        1,690   Montgomery BMC Special Care Facilities Financing Authority,          11/14 at 100.00          A3          1,717,310
                 Alabama, Revenue Bonds, Baptist Medical Center,
                 Series 2004C, 5.250%, 11/15/29

        8,255   University of South Alabama, Student Tuition Revenue Bonds,           3/14 at 100.00         Aaa          8,589,493
                 Series 2004, 5.000%, 3/15/24 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        2,850   Maricopa County Industrial Development Authority, Arizona,            1/07 at 102.00         AAA          3,062,411
                 Multifamily Housing Revenue Bonds, Place Five and The
                 Greenery Apartments, Series 1996A, 6.625%, 1/01/27

        2,480   Pima County Industrial Development Authority, Arizona, Lease          1/06 at 101.00         AAA          2,537,933
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,000   Washington County, Arkansas, Hospital Revenue Bonds,                  2/15 at 100.00         BBB            987,150
                 Washington Regional Medical Center, Series 2005B,
                 5.000%, 2/01/25


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 15.2% (9.8% OF TOTAL INVESTMENTS)

                California Educational Facilities Authority, Revenue Refunding
                Bonds, Loyola Marymount University, Series 2001A:
        3,255    0.000%, 10/01/23 - MBIA Insured                                        No Opt. Call         Aaa          1,371,397
        5,890    0.000%, 10/01/24 - MBIA Insured                                        No Opt. Call         Aaa          2,348,166
        7,615    0.000%, 10/01/25 - MBIA Insured                                        No Opt. Call         Aaa          2,869,941

        6,240   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3          6,325,925
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27

        2,055   California Infrastructure Economic Development Bank,                 10/14 at 100.00          AA          2,139,666
                 Infrastructure State Revolving Fund Revenue Bonds,
                 Series 2004, 5.000%, 10/01/21

                California, General Obligation Bonds, Series 2004:
        5,000    5.000%, 4/01/10                                                        No Opt. Call           A          5,286,500
        8,000    5.125%, 2/01/25                                                      2/14 at 100.00           A          8,321,280

        3,500   California, General Obligation Bonds, Series 2005,                    8/15 at 100.00           A          3,646,475
                 5.000%, 8/01/22

        5,690   California Department of Veterans Affairs, Home Purchase              6/12 at 101.00         AAA          5,956,064
                 Revenue Bonds, Series 2002A, 5.300%, 12/01/21 -
                 AMBAC Insured

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        4,000    6.000%, 5/01/15                                                      5/12 at 101.00          A2          4,528,520
        5,500    5.375%, 5/01/21                                                      5/12 at 101.00          A2          5,936,865

        2,500   California, Economic Recovery Revenue Bonds,                            No Opt. Call         AA-          2,760,550
                 Series 2004A, 5.250%, 7/01/14

        1,900   Chula Vista, California, Industrial Development Revenue Bonds,        6/14 at 102.00          A2          1,998,515
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        2,170   Cotati-Rohnert Park Unified School District, Sonoma County,           8/15 at 100.00         Aaa          2,281,842
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/22 - FGIC Insured

       30,000   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA         14,785,500
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21

        2,790   Los Angeles County Metropolitan Transportation Authority,             7/15 at 100.00         AAA          2,919,372
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2005A, 5.000%, 7/01/24 - AMBAC Insured

        2,500   Oakland Redevelopment Agency, California, Tax Allocation              9/15 at 100.00         AAA          2,613,475
                 Bonds, Central District Redevelopment Project, Series 2005,
                 5.000%, 9/01/22 - AMBAC Insured


                                       27


                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       1,420   Perris, California, Special Tax Bonds, Community Facilities           9/15 at 102.00         N/R     $    1,387,596
                 District 2001-1, May Farms Improvement Area 4,
                 Series 2005A, 5.000%, 9/01/25

        2,220   San Diego Redevelopment Agency, California, Subordinate               9/14 at 100.00         AAA          2,302,495
                 Lien Tax Allocation Bonds, Centre City Project, Series 2004A,
                 5.000%, 9/01/20 - XLCA Insured

        1,655   San Diego County, California, Certificates of Participation,          2/15 at 100.00         AAA          1,720,108
                 Edgemoor Facility Project and Regional System,
                 Series 2005, 5.000%, 2/01/23 - AMBAC Insured

          960   San Francisco Redevelopment Agency, California, Hotel Tax             1/06 at 101.00         AAA            979,997
                 Revenue Bonds, Series 1994, 6.750%, 7/01/25 - FSA Insured

        6,000   San Jose Redevelopment Agency, California, Tax Allocation             8/14 at 100.00         AAA          6,472,920
                 Bonds, Merged Area Redevelopment Project, Series 2004A,
                 5.250%, 8/01/19 - MBIA Insured

        2,000   Sonoma County Junior College District, California, General            8/13 at 100.00         AAA          2,179,600
                 Obligation Bonds, Series 2003A, 5.000%, 8/01/27
                 (Pre-refunded to 8/01/13) - FSA Insured

        3,000   Walnut Energy Center Authority, California, Electric Revenue          1/14 at 100.00         AAA          3,073,560
                 Bonds, Turlock Irrigation District, Series 2004A,
                 5.000%, 1/01/34 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 0.7% (0.4% OF TOTAL INVESTMENTS)

        1,700   Centennial Water and Sanitation District, Colorado, Water            12/14 at 100.00         AAA          1,786,683
                 and Sewerage Revenue Bonds, Series 2004,
                 5.000%, 12/01/22 - FGIC Insured

          200   Colorado Housing Finance Authority, Single Family Program            12/05 at 105.00         Aa2            200,856
                 Senior Bonds, Series 1995D, 7.375%, 6/01/26 (Alternative
                 Minimum Tax)

          400   Denver City and County, Colorado, Airport System Revenue                No Opt. Call           A            461,564
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        1,700   Denver, Colorado, FHA-Insured Multifamily Housing Revenue            10/07 at 102.00         AAA          1,742,636
                 Bonds, Boston Lofts Project, Series 1997A, 5.750%, 10/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 2.4% (1.6% OF TOTAL INVESTMENTS)

        3,170   Connecticut Housing Finance Authority, Housing Mortgage               5/06 at 102.00         AAA          3,257,936
                 Finance Program Bonds, Series 1996C-2, 6.250%, 11/15/18

                Connecticut, Special Tax Obligation Transportation
                Infrastructure Purpose Bonds, Series 2003B:
        8,310    5.000%, 1/01/21 - FGIC Insured                                       1/14 at 100.00         AAA          8,721,179
        3,000    5.000%, 1/01/24 - FGIC Insured                                       1/14 at 100.00         AAA          3,129,510


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.9% (1.2% OF TOTAL INVESTMENTS)

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
       11,720    0.000%, 4/01/27 - MBIA Insured                                        4/11 at 39.61         AAA          3,543,776
       13,780    0.000%, 4/01/28 - MBIA Insured                                        4/11 at 37.21         AAA          3,904,701
       15,855    0.000%, 4/01/29 - MBIA Insured                                        4/11 at 35.07         AAA          4,234,078


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.2% (2.1% OF TOTAL INVESTMENTS)

        1,700   Miami-Dade County, Florida, Beacon Tradeport Community                5/12 at 102.00          AA          1,816,144
                 Development District, Special Assessment Bonds,
                 Commercial Project, Series 2002A, 5.625%, 5/01/32 -
                 RAAI Insured

        5,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,          10/06 at 102.00         AAA          5,187,850
                 5.750%, 10/01/18 (Alternative Minimum Tax) - MBIA Insured

        2,500   Escambia County Health Facilities Authority, Florida, Health         10/08 at 101.00          A3          2,546,950
                 Facility Revenue Refunding Bonds, Baptist Hospital and
                 Baptist Manor, Series 1998, 5.125%, 10/01/19

          760   Florida Housing Finance Corporation, Homeowner Mortgage               1/10 at 100.00         AAA            789,845
                 Revenue Bonds, Series 2000-11, 5.850%, 1/01/22 (Alternative
                 Minimum Tax) - FSA Insured

        3,600   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          3,995,712
                 Exempt Facilities Remarketed Revenue Bonds, National
                 Gypsum Company, Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)

                Volusia County, Florida, Tax Revenue Bonds, Tourist
                Development, Series 2004:
        2,445    5.000%, 12/01/22 - FSA Insured                                      12/14 at 100.00         Aaa          2,565,930
        2,650    5.000%, 12/01/23 - FSA Insured                                      12/14 at 100.00         Aaa          2,774,974


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.9% (1.3% OF TOTAL INVESTMENTS)

$         500   Chatham County Hospital Authority, Savannah, Georgia,                 1/14 at 100.00          A-     $      518,175
                 Hospital Revenue Bonds, Memorial Health University
                 Medical Center Inc., Series 2004A, 5.375%, 1/01/26

        1,745   Columbus, Georgia, Water and Sewerage Revenue Bonds,                  5/14 at 100.00         AAA          1,821,728
                 Series 2005, 5.000%, 5/01/24 - MBIA Insured

          150   Fulton County Housing Authority, Georgia, GNMA                        9/06 at 102.00         AAA            154,260
                 Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Refunding Bonds, Series 1996A,
                 6.200%, 9/01/27 (Alternative Minimum Tax)

                Municipal Electric Authority of Georgia, Combustion Turbine
                Revenue Bonds, Series 2003A:
           10    5.250%, 11/01/15 (Pre-refunded to 11/01/13) - MBIA Insured          11/13 at 100.00         AAA             10,960
        3,405    5.250%, 11/01/15 - MBIA Insured                                     11/13 at 100.00         AAA          3,684,278
        3,365    5.000%, 11/01/18 - MBIA Insured                                     11/13 at 100.00         AAA          3,543,984

        2,235   Richmond County Development Authority, Georgia, Revenue              12/14 at 100.00         AAA          2,327,082
                 Bonds, Medical College of Georgia, Cancer Research
                 Center Project, Series 2004A, 5.000%, 12/15/24 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 1.5% (0.9% OF TOTAL INVESTMENTS)

          435   Idaho Housing Agency, Senior Lien Single Family Mortgage              1/06 at 102.00         Aaa            444,353
                 Bonds, Series 1995F, 6.450%, 7/01/27 (Alternative Minimum Tax)

        3,185   Idaho Housing Agency, FHA-Insured Mortgage Revenue Bonds,            12/05 at 102.00         Aa2          3,237,648
                 Park Place Project, Series 1995A, 6.500%, 12/01/36
                 (Alternative Minimum Tax)

        3,160   Idaho Housing and Finance Association, GNMA Housing                   3/12 at 105.00         Aaa          3,548,964
                 Revenue Refunding Bonds, Wedgewood Terrace Project,
                 Series 2002A-1, 7.250%, 3/20/37

          455   Idaho Housing and Finance Association, Single Family Mortgage         7/06 at 102.00         Aaa            461,921
                 Bonds, Series 1996G, 6.350%, 7/01/26 (Alternative Minimum Tax)

          595   Idaho Housing and Finance Association, Single Family Mortgage         1/10 at 100.00         Aa2            622,727
                 Bonds, Series 2000B, 6.250%, 7/01/22 (Alternative Minimum Tax)

          720   Idaho Housing and Finance Association, Single Family Mortgage         7/10 at 100.00         Aaa            722,750
                 Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 16.7% (10.8% OF TOTAL INVESTMENTS)

       11,200   Chicago, Illinois, General Obligation Bonds, Series 1995A-1,          1/06 at 102.00         AAA         11,448,640
                 5.125%, 1/01/25 - AMBAC Insured

       22,670   Chicago, Illinois, General Obligation Bonds, City Colleges              No Opt. Call         AAA          8,963,718
                 of Chicago Capital Improvement Project, Series 1999,
                 0.000%, 1/01/25 - FGIC Insured

                Chicago, Illinois, General Obligation Refunding Bonds, Series 1998:
          120    5.250%, 1/01/20 (Pre-refunded to 7/01/08) - FGIC Insured             7/08 at 102.00         AAA            128,360
          880    5.250%, 1/01/20 - FGIC Insured                                       7/08 at 102.00         AAA            930,477

        5,000   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          2,448,450
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                 0.000%, 12/01/20 - FGIC Insured

        1,175   Chicago, Illinois, GNMA Collateralized Multifamily Housing            6/09 at 102.00         Aaa          1,220,531
                 Revenue Bonds, Bryn Mawr-Belle Shores Project,
                 Series 1997, 5.800%, 6/01/23 (Alternative Minimum Tax)

        3,465   Chicago, Illinois, Tax Increment Allocation Bonds, Read-Dunning       1/07 at 102.00         N/R          3,639,047
                 Redevelopment Project, Series 1996B, 7.250%, 1/01/14

        3,530   Chicago, Illinois, Tax Increment Allocation Bonds, Sanitary           1/07 at 102.00         N/R          3,727,115
                 Drainage and Ship Canal Redevelopment Project,
                 Series 1997A, 7.750%, 1/01/14

        4,865   Cook County Community Consolidated School District 15,                  No Opt. Call         Aaa          2,385,893
                 Palatine, Illinois, General Obligation Bonds, Series 2001,
                 0.000%, 12/01/20 - FGIC Insured

        6,190   Cook County Community High School District 219,                         No Opt. Call         Aaa          3,053,589
                 Niles Township, Illinois, General Obligation Capital
                 Appreciation Bonds, Series 2001, 0.000%, 12/01/20 -
                 MBIA Insured

        2,665   DuPage County Forest Preserve District, Illinois, General               No Opt. Call         AAA          2,914,844
                 Obligation Bonds, Series 2003, 5.250%, 10/01/15

        2,780   East Saint Louis, Illinois, FHA-Insured Section 8 Assisted            1/06 at 100.00         AAA          2,783,141
                 Mortgage Revenue Refunding Bonds, Dawson Manor
                 Apartments, Series 1994A, 6.500%, 7/01/24 - MBIA Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        2,000    5.250%, 11/15/14                                                     5/14 at 100.00           A          2,121,500
        4,420    5.250%, 11/15/15                                                     5/14 at 100.00           A          4,671,719


                                       29

                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Illinois Finance Authority, Revenue Bonds, University of Chicago,
                Series 2004A:
$       1,000    5.000%, 7/01/24                                                      7/14 at 100.00         Aa1     $    1,035,130
        1,000    5.000%, 7/01/25                                                      7/14 at 100.00         Aa1          1,033,680

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call          A+          3,374,130
                 Lutheran General Health System, Series 1993C, 6.000%, 4/01/18

        3,000   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/13 at 100.00          A-          3,197,730
                 Hospital, Series 2003, 6.000%, 7/01/33

                Illinois Housing Development Authority, Housing Finance Bonds,
                Series 2000A:
          720    5.750%, 9/01/10 (Alternative Minimum Tax)                            3/10 at 100.00          AA            733,342
        1,245    6.200%, 9/01/20 (Alternative Minimum Tax)                            3/10 at 100.00          AA          1,281,416

       11,000   Illinois, General Obligation Bonds, Illinois FIRST Program,             No Opt. Call         AAA         13,353,560
                 Series 2001, 6.000%, 11/01/26 - FGIC Insured

        2,000   Illinois, General Obligation Bonds, Illinois FIRST Program,           2/12 at 100.00         AAA          2,171,800
                 Series 2002, 5.500%, 2/01/18 - FGIC Insured

        4,020   Lake, Cook, Kane and McHenry Counties Community Unit                    No Opt. Call         AAA          4,428,713
                 School District 220, Barrington, Illinois, School Refunding
                 Bonds, Series 2002, 5.250%, 12/01/20 - FSA Insured

                Lake County Community Unit School District 60, Waukegan,
                Illinois, General Obligation Refunding Bonds, Series 2001B:
        3,230    0.000%, 11/01/19 - FSA Insured                                         No Opt. Call         Aaa          1,667,681
        1,740    0.000%, 11/01/21 - FSA Insured                                         No Opt. Call         Aaa            805,759

                Lombard Public Facilities Corporation, Illinois, Second Tier
                Conference Center and Hotel Revenue Bonds, Series 2005B:
          855    5.250%, 1/01/25                                                      1/16 at 100.00         AA-            894,014
        1,750    5.250%, 1/01/30                                                      1/16 at 100.00         AA-          1,818,355

       17,945   McHenry and Kane Counties Community Consolidated School                 No Opt. Call         Aaa          8,261,699
                 District 158, Huntley, Illinois, General Obligation Bonds,
                 Series 2003, 0.000%, 1/01/22 - FGIC Insured

        4,505   McHenry County Community Consolidated School District 47,             2/09 at 100.00         Aaa          4,794,311
                 Crystal Lake, Illinois, General Obligation Refunding Bonds,
                 Series 1999, 5.750%, 2/01/19 - FSA Insured

        2,910   McHenry County Community High School District 154,                      No Opt. Call         Aaa          1,409,750
                 Marengo, Illinois, Capital Appreciation School Bonds,
                 Series 2001, 0.000%, 1/01/21 - FGIC Insured

        2,540   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          2,608,682
                 Bonds, McCormick Place Expansion Project, Series 2002A,
                 5.000%, 12/15/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.6% (2.4% OF TOTAL INVESTMENTS)

        1,000   Ball State University, Indiana, Student Fee Revenue Bonds,            1/12 at 100.00         AAA          1,098,750
                 Series 2002K, 5.750%, 7/01/20 - FGIC Insured

        6,031   Greenfield, Indiana, GNMA Multifamily Housing Revenue                12/05 at 105.00         Aaa          6,216,453
                 Bonds, Pedcor Investments Project, Series 1996A,
                 6.200%, 12/01/28 (Alternative Minimum Tax)

        3,500   Indiana Bond Bank, Special Program Bonds, East Chicago                2/10 at 101.00         AAA          3,857,490
                 Facilities Building Corporation, Series 2000A,
                 6.125%, 2/01/25 - AMBAC Insured

                Indiana Transportation Finance Authority, Highway Revenue
                Bonds, Series 2000:
          805    5.375%, 12/01/25 (Pre-refunded to 12/01/10)                         12/10 at 100.00      Aa2***            874,391
        4,195    5.375%, 12/01/25                                                    12/10 at 100.00         Aa2          4,480,092

                Indiana University, Student Fee Revenue Bonds, Series 2004P:
        2,750    5.000%, 8/01/22 - AMBAC Insured                                      8/14 at 100.00         AAA          2,863,493
        1,600    5.000%, 8/01/24 - AMBAC Insured                                      8/14 at 100.00         AAA          1,658,992

        1,550   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/15 at 100.00         BBB          1,545,521
                 Madison Center Inc., Series 2005, 5.250%, 2/15/23


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 2.0% (1.3% OF TOTAL INVESTMENTS)

        8,000   Iowa Finance Authority, Hospital Facilities Revenue Bonds,            7/08 at 102.00         AAA          8,519,200
                 Iowa Health System, Series 1998A, 5.125%, 1/01/28
                 (Pre-refunded to 7/01/08) - MBIA Insured

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis             7/10 at 100.00          A1          2,130,540
                 Medical Center, Series 2000, 6.250%, 7/01/25


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA (continued)

$       2,000   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         BBB     $    2,030,420
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,000   Johnson County Unified School District 232, Kansas,                   3/15 at 100.00         Aaa          1,049,760
                 General Obligation Bonds, Series 2005, 5.000%, 3/01/23 -
                 MBIA Insured

          155   Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized              No Opt. Call         Aaa            156,428
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1994A-1, 7.900%, 5/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.8% (1.8% OF TOTAL INVESTMENTS)

          770   Bossier Public Trust Financing Authority, Louisiana, Single           2/06 at 102.00         AAA            784,722
                 Family Mortgage Revenue Refunding Bonds, Series 1995B,
                 6.125%, 8/01/28

        3,205   East Baton Rouge Parish Mortgage Finance Authority,                   4/06 at 102.00         Aaa          3,265,895
                 Louisiana, GNMA/FNMA Mortgage-Backed Securities
                 Program Single Family Mortgage Revenue Bonds,
                 Series 1994C, 6.350%, 10/01/28 (Alternative Minimum Tax)

        3,230   Jefferson Sales Tax District, Jefferson Parish, Louisiana,           12/12 at 100.00         AAA          3,390,402
                 Special Sales Tax Revenue Refunding Bonds, Series 2002,
                 5.250%, 12/01/21 - AMBAC Insured

        4,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+          4,077,920
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/31

        2,440   New Orleans Home Mortgage Authority, Louisiana,                      12/05 at 101.50         Aaa          2,472,720
                 GNMA/FNMA Single Family Mortgage Revenue Bonds,
                 Series 1995A, 6.300%, 6/01/28 (Alternative Minimum Tax)

        3,460   Orleans Levee District, Louisiana, Levee District General            12/05 at 103.00         AAA          3,567,814
                 Obligation Bonds, Series 1986, 5.950%, 11/01/15 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.2% (0.2% OF TOTAL INVESTMENTS)

        1,390   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A          1,464,560
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.250%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 6.1% (3.9% OF TOTAL INVESTMENTS)

                Massachusetts, General Obligation Bonds, Consolidated Loan,
                Series 2002E:
       11,400    5.250%, 1/01/21 (Pre-refunded to 1/01/13) - FSA Insured              1/13 at 100.00         AAA         12,349,848
        1,850    5.250%, 1/01/21 (Pre-refunded to 1/01/13) - FSA Insured              1/13 at 100.00         AAA          2,004,142

        1,000   Massachusetts Development Finance Authority, Revenue                 10/14 at 100.00         BBB          1,043,890
                 Bonds, Hampshire College, Series 2004, 5.700%, 10/01/34

        2,700   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R          2,958,525
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)

        2,750   Massachusetts Health and Educational Facilities Authority,            5/12 at 100.00         AAA          2,847,103
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.000%, 5/15/25 - FGIC Insured

        9,175   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00          AA          9,786,881
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 5.700%, 10/01/25 - RAAI Insured

                Massachusetts, Special Obligation Dedicated Tax Revenue
                Bonds, Series 2004:
        2,250    5.250%, 1/01/21 (Pre-refunded to 1/01/14) - FGIC Insured             1/14 at 100.00         AAA          2,441,723
        4,000    5.250%, 1/01/24 (Pre-refunded to 1/01/14) - FGIC Insured             1/14 at 100.00         AAA          4,340,840


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.3% (2.2% OF TOTAL INVESTMENTS)

                Grand Rapids and Kent County Joint Building Authority, Michigan,
                Limited Tax General Obligation Bonds, Devos Place Project,
                Series 2001:
        7,660    0.000%, 12/01/21                                                       No Opt. Call         AAA          3,600,200
        7,955    0.000%, 12/01/22                                                       No Opt. Call         AAA          3,533,611
        8,260    0.000%, 12/01/23                                                       No Opt. Call         AAA          3,472,421
        8,575    0.000%, 12/01/24                                                       No Opt. Call         AAA          3,410,621

        1,200   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/15 at 100.00         BBB          1,275,024
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

        2,000   Michigan State Hospital Finance Authority, Revenue Refunding            No Opt. Call         BB-          2,001,100
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                 6.375%, 8/15/09


                                       31


                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       3,270   Romulus Community Schools, Wayne County, Michigan,                    5/13 at 100.00          AA     $    3,412,866
                 General Obligation Bonds, Series 2003, 5.000%, 5/01/22


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 4.4% (2.8% OF TOTAL INVESTMENTS)

        8,165   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00           A          8,175,288
                 Allete Inc., Series 2004, 4.950%, 7/01/22

                Minneapolis-St. Paul Housing and Redevelopment Authority,
                Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
        1,000    6.000%, 12/01/18                                                    12/13 at 100.00        BBB+          1,094,070
        1,050    5.875%, 12/01/29                                                    12/13 at 100.00        BBB+          1,118,691

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          3,160,440
                 Minnesota, Subordinate Airport Revenue Bonds,
                 Series 2001C, 5.250%, 1/01/26 - FGIC Insured

        2,400   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          2,534,064
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/25 - FGIC Insured

        1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds,            10/14 at 100.00          A3          1,062,850
                 Series 2004A, 5.250%, 10/01/19

        1,060   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+          1,085,313
                 Revenue Bonds, Series 2000C, 6.100%, 7/01/30 (Alternative
                 Minimum Tax)

          365   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/06 at 101.00         AAA            369,949
                 Series 1995D, 5.950%, 2/01/18 - MBIA Insured

          820   Minnesota Housing Finance Agency, Single Family Mortgage              1/06 at 102.00         AA+            837,728
                 Bonds, Series 1996G, 6.250%, 7/01/26 (Alternative
                 Minimum Tax)

        1,435   Minnesota Housing Finance Agency, Single Family Remarketed            1/11 at 101.00         AA+          1,475,682
                 Mortgage Bonds, Series 1998H-2,  6.050%, 7/01/31
                 (Alternative Minimum Tax)

        1,375   Minnesota Higher Education Facilities Authority, St. John's          10/15 at 100.00          A2          1,428,336
                 University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/22

        1,620   St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health        7/14 at 100.00           A          1,704,791
                 Services, Series 2003B, 5.500%, 7/01/25

        1,000   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 100.00        Baa3          1,079,380
                 Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25

        2,000   Southern Minnesota Municipal Power Agency, Power Supply               1/06 at 100.00         AAA          2,055,800
                 System Revenue Bonds, Series 1992B, 5.750%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,475   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          2,478,341
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 7.2% (4.6% OF TOTAL INVESTMENTS)

        2,000   Cole County Industrial Development Authority, Missouri,               2/14 at 100.00         N/R          2,051,660
                 Revenue Bonds, Lutheran Senior Services - Heisinger Project,
                 Series 2004, 5.250%, 2/01/24

        2,885   Joplin Industrial Development Authority, Missouri, Health             2/15 at 102.00        BBB+          3,022,009
                 Facilities Revenue Bonds, Freeman Health System,
                 Series 2004, 5.500%, 2/15/24

        9,000   Kansas City, Missouri, Airport Revenue Bonds, General                 9/12 at 100.00         AAA          9,627,480
                 Improvement Projects, Series 2003B, 5.250%, 9/01/17 -
                 FGIC Insured

        6,445   Missouri, Water Pollution Control Revenue Refunding Bonds,           10/12 at 100.00         AAA          6,826,093
                 Series 2002B, 5.000%, 10/01/18

        4,095   Missouri, General Obligation Refunding Bonds, Fourth State           10/12 at 100.00         AAA          4,316,376
                 Building, Series 2002A, 5.000%, 10/01/18

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
        1,250    5.250%, 6/01/21 (Pre-refunded to 6/01/11) - AMBAC Insured            6/11 at 101.00         AAA          1,363,150
        1,250    5.250%, 6/01/21 - AMBAC Insured                                      6/11 at 101.00         AAA          1,326,575
        2,000    5.250%, 6/01/28 (Pre-refunded to 6/01/11) - AMBAC Insured            6/11 at 101.00         AAA          2,173,640

        2,500   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA          2,592,450
                 Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI (continued)

$       1,200   Missouri Health and Educational Facilities Authority, Revenue         2/14 at 100.00        BBB+     $    1,231,524
                 Bonds, Lake Regional Health System, Series 2003,
                 5.125%, 2/15/18

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
          780    6.000%, 6/01/20                                                        No Opt. Call        BBB+            882,157
        1,225    5.000%, 6/01/35                                                      6/15 at 100.00        BBB+          1,227,719

        5,500   St. Louis County Industrial Development Authority,                   12/05 at 100.00         N/R          5,515,950
                 Missouri, Revenue Bonds, Kiel Center Multipurpose Arena,
                 Series 1992, 7.625%, 12/01/09 (Alternative Minimum Tax)

        2,200   St. Louis, Missouri, Airport Revenue Bonds, Airport                   7/11 at 100.00         AAA          2,278,870
                 Development Program, Series 2001A, 5.125%, 7/01/22 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,470   Municipal Energy Agency of Nebraska, Power Supply System              4/13 at 100.00         AAA          1,576,149
                 Revenue Bonds, Series 2003A, 5.250%, 4/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 5.5% (3.6% OF TOTAL INVESTMENTS)

        4,000   Clark County, Nevada, Subordinate Lien Airport Revenue                7/14 at 100.00         AAA          4,185,720
                 Bonds, Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

        5,795   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00         AAA          6,034,160
                 Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 AMBAC Insured

        4,000   Clark County, Nevada, Industrial Development Revenue Bonds,          12/05 at 100.00         AAA          4,160,240
                 Nevada Power Company, Series 1992A, 6.700%, 6/01/22
                 (Alternative Minimum Tax) - FGIC Insured

       10,410   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         11,481,293
                 Bonds, Series 2002C, 5.500%, 6/15/18 (Pre-refunded to
                 6/15/12) - MBIA Insured

        7,315   Washoe County School District, Nevada, General Obligation               No Opt. Call         AAA          8,197,774
                 Bonds, Series 2002B, 5.500%, 6/01/17 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 4.1% (2.6% OF TOTAL INVESTMENTS)

        5,615   Essex County Improvement Authority, New Jersey, Lease                12/13 at 100.00         Aaa          5,973,012
                 Revenue Bonds, Series 2003, 5.125%, 12/15/20 - FSA Insured

        4,310   New Jersey Housing and Mortgage Finance Agency,                      11/07 at 101.50         AAA          4,505,976
                 Multifamily Housing Revenue Bonds, Series 1997A,
                 5.650%, 5/01/40 (Alternative Minimum Tax) - AMBAC Insured

        3,400   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          3,769,512
                 System Bonds, Series 2003C, 5.500%, 6/15/22 (Pre-refunded
                 to 6/15/13)

        3,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,           1/15 at 100.00         AAA          3,149,430
                 5.000%, 1/01/24 - FSA Insured

        4,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          4,206,320
                 5.000%, 1/01/19 - FGIC Insured

        3,435   Union County Utilities Authority, New Jersey, Solid Waste             6/08 at 101.00         AAA          3,572,434
                 Facility Subordinate Lease Revenue Bonds, Ogden Martin
                 Systems of Union Inc., Series 1998A, 5.350%, 6/01/23
                 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,005   New Mexico Mortgage Finance Authority, Single Family                  1/06 at 102.00         AAA          1,021,392
                 Mortgage Program Bonds, Series 1995E-2, 6.300%, 7/01/17
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 17.8% (11.5% OF TOTAL INVESTMENTS)

        1,250   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-          1,269,300
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/30

        2,375   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA          2,485,176
                 General Revenue Bonds, Series 1998A, 5.125%, 12/01/22 -
                 FSA Insured

        1,000   Metropolitan Transportation Authority, New York, Transportation         No Opt. Call           A          1,062,350
                 Revenue Bonds, Series 2005C, 5.000%, 11/15/16 (WI, settling
                 11/02/05)

       12,020   New York City, New York, General Obligation Bonds,                    4/07 at 101.00         Aaa         12,681,941
                 Fiscal Series 1997I, 6.250%, 4/15/27 (Pre-refunded to 4/15/07)


                                       33


                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1996J:
$          20    5.875%, 2/15/19 (Pre-refunded to 2/15/06)                            2/06 at 101.50       A+***     $       20,471
           80    5.875%, 2/15/19                                                      2/06 at 101.50          A+             81,722
           20    5.500%, 2/15/26 (Pre-refunded to 2/15/06)                            2/06 at 101.50       A+***             20,450
        2,120    5.500%, 2/15/26                                                        No Opt. Call          A+          2,169,566

        4,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00          A+          4,237,840
                 Fiscal Series 2004C, 5.250%, 8/15/20

        2,150   New York City, New York, General Obligation Bonds,                    3/15 at 100.00          A+          2,207,147
                 Fiscal Series 2005J, 5.000%, 3/01/25

        5,000   New York City, New York, General Obligation Bonds,                    4/15 at 100.00          A+          5,141,650
                 Fiscal Series 2005M, 5.000%, 4/01/24

        4,000   New York City Trust for Cultural Resources, New York, Revenue         4/07 at 101.00         AAA          4,160,120
                 Bonds, American Museum of Natural History, Series 1997A,
                 5.650%, 4/01/27 - MBIA Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2004B:
        6,875    5.000%, 8/01/23                                                      8/13 at 100.00         AAA          7,126,969
        7,260    5.000%, 8/01/24                                                      8/13 at 100.00         AAA          7,511,632

        2,500   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA          2,601,800
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/22

        1,500   Dormitory Authority of the State of New York, State and Local         7/14 at 100.00         AA-          1,591,515
                 Appropriation Lease Bonds, Upstate Community Colleges,
                 Series 2004B, 5.250%, 7/01/19

                Dormitory Authority of the State of New York, Revenue
                Bonds, Marymount Manhattan College, Series 1999:
        1,975    6.375%, 7/01/16 - RAAI Insured                                       7/09 at 101.00          AA          2,157,865
        2,080    6.375%, 7/01/17 - RAAI Insured                                       7/09 at 101.00          AA          2,272,587

                New York State Municipal Bond Bank Agency, Special School
                Purpose Revenue Bonds, Series 2003C:
        6,000    5.250%, 6/01/20                                                      6/13 at 100.00          A+          6,398,880
        5,100    5.250%, 6/01/21                                                      6/13 at 100.00          A+          5,431,551

        5,980   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA          6,247,725
                 Series 2005G, 5.000%, 1/01/26 - FSA Insured

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second Generation, Series 2005B:
        3,770    5.000%, 4/01/21 - AMBAC Insured                                     10/15 at 100.00         AAA          3,976,445
        3,625    5.000%, 4/01/22 - AMBAC Insured                                     10/15 at 100.00         AAA          3,811,543
        2,135    5.000%, 4/01/23 - AMBAC Insured                                     10/15 at 100.00         AAA          2,239,594
        2,835    5.000%, 4/01/24 - AMBAC Insured                                     10/15 at 100.00         AAA          2,966,913

        6,250   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          7,055,438
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/15 (Alternative Minimum Tax) - MBIA Insured

        2,000   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AA-          2,154,120
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/16

        5,000   New York City Sales Tax Asset Receivable Corporation,                10/14 at 100.00         AAA          5,259,650
                 New York, Dedicated Revenue Bonds, Local Government
                 Assistance Corporation, Series 2004A, 5.000%, 10/15/22 -
                 MBIA Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        3,400    5.500%, 6/01/16                                                      6/10 at 100.00         AA-          3,631,336
        2,000    5.500%, 6/01/19                                                      6/13 at 100.00         AA-          2,180,160


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        2,550   Cumberland County, North Carolina, Hospital Facility Revenue         10/09 at 101.00          A-          2,625,225
                 Bonds, Cumberland County Hospital System Inc., Cape Fear
                 Valley Health System, Series 1999, 5.250%, 10/01/19

        2,480   Durham Urban Redevelopment Authority, North Carolina,                 8/07 at 105.00         AAA          2,636,339
                 FHA-Insured Mortgage Loan Revenue Bonds, Durham
                 Hosiery Mill, Series 1987, 7.500%, 8/01/29 (Alternative
                 Minimum Tax)

          715   North Carolina Housing Finance Agency, Single Family Revenue          3/06 at 102.00          AA            733,747
                 Bonds, Series 1996JJ, 6.450%, 9/01/27 (Alternative
                 Minimum Tax)


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA (continued)

                North Carolina Infrastructure Finance Corporation, Certificates
                of Participation, Correctional Facilities, Series 2004A:
$       1,250    5.000%, 2/01/21                                                      2/14 at 100.00         AA+     $    1,296,075
        2,445    5.000%, 2/01/22                                                      2/14 at 100.00         AA+          2,533,436


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,605   North Dakota Housing Finance Agency, Home Mortgage                    7/10 at 100.00         Aa3          1,611,340
                 Finance Program Bonds, Series 2000C, 6.150%, 7/01/31
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.1% (2.6% OF TOTAL INVESTMENTS)

        3,000   Columbus City School District, Franklin County, Ohio, General        12/14 at 100.00         AAA          3,220,500
                 Obligation Bonds, Series 2004, 5.250%, 12/01/24 - FSA Insured

                Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth
                Corporation, Series 2003C:
        2,330    5.250%, 5/15/17 - MBIA Insured                                       5/13 at 100.00         AAA          2,486,646
        4,105    5.250%, 5/15/18 - MBIA Insured                                       5/13 at 100.00         AAA          4,367,351

        2,000   Ohio Housing Finance Agency, FHA-Insured Multifamily                  1/08 at 102.00         Aa2          2,034,980
                 Housing Mortgage Revenue Bonds, Courtyards of Kettering,
                 Series 1998B-1, 5.550%, 1/01/40 (Alternative Minimum Tax)

        6,250   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          6,287,750
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

        6,600   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R          6,823,476
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,000   Oklahoma State Student Loan Authority, Senior Lien Revenue            6/11 at 102.00         AAA          5,204,600
                 Bonds, Series 2001A-1, 5.625%, 6/01/31 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.7% (1.1% OF TOTAL INVESTMENTS)

        7,860   Multnomah County Hospital Facilities Authority, Oregon,              10/14 at 100.00          AA          8,521,891
                 Revenue Bonds, Sisters of Providence Health System,
                 Series 2004, 5.500%, 10/01/21

          920   Oregon, General Obligation Veterans Welfare Bonds, Series 75,         4/06 at 102.00         AA-            938,593
                 6.000%, 4/01/27

          995   Portland, Oregon, Limited Tax General Obligation and                  6/06 at 100.00         Aa2          1,008,462
                 Improvement Bonds, Series 1996A, 5.550%, 6/01/16


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        3,500   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/15 at 100.00         AAA          3,662,155
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA Insured

        1,500   Annville-Cleona School District, Lebanon County, Pennsylvania,        3/15 at 100.00         Aaa          1,722,225
                 General Obligation Bonds, Series 2005, 6.000%, 3/01/28 -
                 FSA Insured

        1,355   Chester County, Pennsylvania, General Obligation Bonds,               5/15 at 100.00         Aa1          1,419,363
                 Series 2005, 5.000%, 11/15/23

          875   Delaware County, Pennsylvania, General Obligation Bonds,             10/15 at 100.00          AA            922,915
                 Series 2005, 5.000%, 10/01/21

        1,050   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         AAA          1,189,356
                 Local Government Revenue Bonds, Series 1997B,
                 5.700%, 7/01/27 - AMBAC Insured

        1,000   Pennsylvania State University, General Revenue Bonds,                 9/15 at 100.00          AA          1,036,500
                 Series 2005, 5.000%, 9/01/29


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.9% (1.9% OF TOTAL INVESTMENTS)

        1,055   Rhode Island Health and Educational Building Corporation,             3/12 at 101.00          AA          1,084,730
                 Revenue Refunding Bonds, Salve Regina University,
                 Series 2002, 5.000%, 3/15/19 - RAAI Insured

                Rhode Island Tobacco Settlement Financing Corporation,
                Tobacco Settlement Asset-Backed Bonds, Series 2002A:
       10,000    6.000%, 6/01/23                                                      6/12 at 100.00         BBB         10,563,200
        6,000    6.125%, 6/01/32                                                      6/12 at 100.00         BBB          6,362,340


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 9.8% (6.3% OF TOTAL INVESTMENTS)

       14,000   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-         14,474,180
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24


                                       35


                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

$      15,445   Greenville County School District, South Carolina, Installment       12/12 at 101.00      AA-***     $   17,577,955
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/17
                 (Pre-refunded to 12/01/12)

        2,500   Greenville, South Carolina, Hospital Facilities Revenue Refunding     5/13 at 100.00         AAA          2,578,825
                 Bonds, Series 2003A, 5.000%, 5/01/25 - AMBAC Insured

        7,600   Piedmont Municipal Power Agency, South Carolina, Electric             1/06 at 100.00         AAA          6,973,380
                 Revenue Bonds, Series 1991, 4.000%, 1/01/23 - MBIA Insured

        6,000   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          6,283,440
                 Economic Development Revenue Bonds, Bon Secours
                 Health System Inc., Series 2002A, 5.625%, 11/15/30

                South Carolina JOBS Economic Development Authority, Hospital
                Refunding and Improvement Revenue Bonds, Palmetto Health
                Alliance, Series 2003C:
        1,500    6.875%, 8/01/27                                                      8/13 at 100.00        BBB+          1,735,560
        5,000    6.375%, 8/01/34                                                      8/13 at 100.00        BBB+          5,532,800

        5,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          5,305,850
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.3% (0.1% OF TOTAL INVESTMENTS)

        1,500   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/10 at 101.00         AAA          1,622,595
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/19 (Alternative
                 Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 13.2% (8.5% OF TOTAL INVESTMENTS)

        4,000   Austin, Texas, Airport System Prior Lien Revenue Bonds,              11/13 at 100.00         AAA          4,282,560
                 Series 2003, 5.250%, 11/15/16 - MBIA Insured

        2,290   Austin, Texas, Revenue Bonds, Town Lake Park Community               11/09 at 100.00         AAA          2,511,535
                 Events Center, Series 1999, 6.000%, 11/15/25 (Pre-refunded to 11/15/09) - FGIC Insured

        5,000   Brazos River Authority, Texas, Pollution Control Revenue              5/08 at 102.00         AAA          5,334,000
                 Refunding Bonds, Texas Utilities Electric Company,
                 Series 1998A, 5.550%, 5/01/33 (Alternative Minimum Tax)
                 (Pre-refunded to 5/01/08) - AMBAC Insured

        5,000   Brazos River Authority, Texas, Pollution Control Revenue Bonds,       4/08 at 102.00         AAA          5,326,750
                 Texas Utilities Electric Company, Series 1995C, 5.550%, 6/01/30
                 (Alternative Minimum Tax) (Pre-refunded to 4/01/08) -
                 MBIA Insured

        5,110   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00        Baa2          6,058,058
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

       10,000   Brazos River Harbor Navigation District, Brazoria County,             5/12 at 101.00          A-         10,828,900
                 Texas, Environmental Facilities Revenue Bonds, Dow Chemical
                 Company Project, Series 2002A-6, 6.250%, 5/15/33 (Alternative
                 Minimum Tax) (Mandatory put 5/15/17)

        3,345   Fort Worth, Texas, Water and Sewerage Revenue Bonds,                  2/12 at 100.00       AA***          3,701,176
                 Series 2001, 5.625%, 2/15/19 (Pre-refunded to 2/15/12)

        5,000   Gulf Coast Industrial Development Authority, Texas, Waste             6/08 at 102.00        BBB-          5,052,000
                 Disposal Revenue Bonds, Valero Refining and Marketing
                 Company Project, Series 1997, 5.600%, 12/01/31
                 (Alternative Minimum Tax)

        2,800   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,899,428
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured

                Harris County Health Facilities Development Corporation,
                Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare
                System, Series 2004A:
        1,000    5.000%, 12/01/20                                                    12/14 at 100.00           A          1,019,410
        1,000    5.000%, 12/01/21                                                    12/14 at 100.00           A          1,017,120
        2,500    5.125%, 12/01/22                                                    12/14 at 100.00           A          2,565,625

       10,850   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call         AAA          4,082,204
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/25 - AMBAC Insured

        4,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          4,252,960
                 Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured

        6,185   Keller Independent School District, Tarrant County, Texas,            8/11 at 100.00         AAA          6,452,254
                 Unlimited Tax General Obligation Refunding Bonds,
                 Series 2001, 5.250%, 8/15/26


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
$         800    5.250%, 8/15/21                                                        No Opt. Call        BBB-     $      819,432
        1,000    5.125%, 8/15/26                                                        No Opt. Call        BBB-            992,340

        1,760   Laredo, Texas, Sports Venue Sales Tax Revenue Bonds,                  3/09 at 100.00         AAA          1,893,496
                 Series 2001, 5.750%, 3/15/16 (Pre-refunded to 3/15/09) -
                 FGIC Insured

        2,000   Pearland Independent School District, Brazoria County, Texas,         2/11 at 100.00         AAA          2,117,020
                 Unlimited Tax Schoolhouse Bonds, Series 2001A,
                 5.250%, 2/15/22

        3,935   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          4,053,798
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26

        3,900   Texas, General Obligation Bonds, Veterans Housing Assistance         12/11 at 101.00         Aa1          3,991,182
                 Program Fund II, Series 2001C-1, 5.200%, 12/01/21
                 (Alternative Minimum Tax)

        6,945   Weatherford Independent School District, Parker County,                2/11 at 44.73         AAA          2,445,821
                 Texas, Unlimited Tax School Building and Refunding Bonds,
                 Series 2001, 0.000%, 2/15/25


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.1% (0.1% OF TOTAL INVESTMENTS)

          180   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/06 at 101.00         AAA            180,392
                 Series 1994B, 6.450%, 7/01/14

          240   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/07 at 101.50         Aaa            240,840
                 Series 1997E-2, 5.875%, 1/01/19 (Alternative Minimum Tax)

          390   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/09 at 101.50         Aaa            391,459
                 Series 1997C, 5.600%, 7/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.4% (6.1% OF TOTAL INVESTMENTS)

       15,000   Chelan County Public Utility District 1, Washington, Hydro            7/12 at 100.00         AAA         15,547,050
                 Consolidated System Revenue Bonds, Series 2002A,
                 5.450%, 7/01/37 (Alternative Minimum Tax) - AMBAC Insured

        7,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          8,295,600
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        5,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         Aaa          5,423,700
                 Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16

       10,080   King County School District 401, Highline, Washington,                6/12 at 100.00         AAA         11,036,290
                 General Obligation Bonds, Series 2002, 5.500%, 12/01/16 -
                 FGIC Insured

        6,965   Port of Seattle, Washington, Revenue Bonds, Series 1999A,             9/12 at 100.00         AAA          7,348,563
                 5.250%, 9/01/22 - FGIC Insured

        2,820   Skagit County Public Hospital District 1, Washington, General        12/14 at 100.00         Aaa          3,055,780
                 Obligation Bonds, Series 2004A, 5.375%, 12/01/19 -
                 MBIA Insured

        2,500   Snohomish County, Washington, Limited Tax General Obligation         12/11 at 100.00         AAA          2,632,525
                 Bonds, Series 2001, 5.125%,  12/01/22 - MBIA Insured

        4,905   Washington, Various Purpose General Obligation Bonds,                 1/09 at 100.00         Aa1          5,091,436
                 Series 1999B, 5.000%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 2.5% (1.6% OF TOTAL INVESTMENTS)

        7,000   Harrison County Commission, West Virginia, Solid Waste               11/05 at 100.00         AAA          7,108,570
                 Disposal Revenue Bonds, Potomac Edison Company -
                 Harrison Station, Series 1993B, 6.250%, 5/01/23
                 (Alternative Minimum Tax) - AMBAC Insured

        5,000   Mason County, West Virginia, Pollution Control Revenue               10/11 at 100.00         BBB          5,091,850
                 Bonds, Appalachian Power Company, Series 2003L,
                 5.500%, 10/01/22

        1,000   Pleasants County, West Virginia, Pollution Control Revenue            4/09 at 101.00         AAA          1,045,260
                 Bonds, West Penn Power Company Pleasants Station Project,
                 Series 1999E, 5.500%, 4/01/29 (Alternative Minimum Tax) -
                 AMBAC Insured

        2,355   West Virginia University, Unlimited Tax General Revenue Bonds,       10/14 at 100.00         AAA          2,457,322
                 Student Fees, Series 2004C, 5.000%, 10/01/24 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.4% (0.9% OF TOTAL INVESTMENTS)

        3,215   Wisconsin Health and Educational Facilities Authority, Revenue        2/07 at 102.00         AAA          3,357,132
                 Bonds, Marshfield Clinic, Series 1997, 5.625%, 2/15/17 -
                 MBIA Insured

        4,000   Wisconsin Health and Educational Facilities Authority, Revenue        2/09 at 101.00        BBB+          4,085,240
                 Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29


                                       37


                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       1,000   Wisconsin Health and Educational Facilities Authority,                5/14 at 100.00        BBB+     $    1,053,900
                 Revenue Bonds, Fort Healthcare Inc., Series 2004,
                 5.750%, 5/01/24
------------------------------------------------------------------------------------------------------------------------------------
$   1,028,416   Total Long-Term Investments (cost $912,683,227) - 154.3%                                                955,297,439
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.4% (0.3% OF TOTAL INVESTMENTS)

        1,600   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                              VMIG-1          1,600,000
                 Regional Medical Center, Variable Rate Demand Obligations,
                 Series 2000, 2.730%, 7/01/30 - FSA Insured+

        1,000   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                              VMIG-1          1,000,000
                 Regional Medical Center, Variable Rate Demand Obligations,
                 Series 2005, 2.730%, 7/01/35 - FSA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       2,600   Total Short-Term Investments (cost $2,600,000)                                                            2,600,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $915,283,227) - 154.7%                                                          957,897,439
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      8,384,301
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.0)%                                                       (347,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  619,281,740
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.5% (2.2% OF TOTAL INVESTMENTS)

$       2,395   Alabama Housing Finance Authority, FNMA Multifamily                   2/11 at 102.00         AAA     $    2,499,039
                 Housing Revenue Bonds, South Bay Apartments, Series 2000K,
                 5.950%, 2/01/33 (Alternative Minimum Tax)

       11,895   Alabama Special Care Facilities Financing Authority,                 11/05 at 101.00         Aaa         12,034,409
                 Birmingham, Hospital Revenue Bonds, Daughters of Charity
                 National Health System - Providence Hospital and
                 St. Vincent's Hospital, Series 1995, 5.000%, 11/01/25

        5,150   Alabama 21st Century Authority, Tobacco Settlement Revenue           12/11 at 101.00          A-          5,504,217
                 Bonds, Series 2001, 5.750%, 12/01/16

------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.9% (0.5% OF TOTAL INVESTMENTS)

        3,065   Alaska Municipal Bond Bank Authority, General Obligation             12/13 at 100.00         AAA          3,250,126
                 Bonds, Series 2003E, 5.250%, 12/01/26 - MBIA Insured

        1,665   Alaska Housing Finance Corporation, General Housing Purpose          12/14 at 100.00         AAA          1,703,378
                 Bonds, Series 2005A, 5.000%, 12/01/30 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        5,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          5,145,600
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/31 - MBIA Insured

        4,100   Salt River Project Agricultural Improvement and Power                12/13 at 100.00         AAA          4,309,797
                 District, Arizona, Electric System Revenue Bonds,
                 Series 2003, 5.000%, 12/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.0% (0.0% OF TOTAL INVESTMENTS)

           75   Arkansas Development Finance Authority, FHA-Insured or VA             2/06 at 100.00         AA+             75,200
                 Guaranteed Single Family Mortgage  Revenue Refunding
                 Bonds, Series 1991A, 8.000%, 8/15/11

           77   Jacksonville Residential Housing Facilities Board, Arkansas,          1/06 at 101.00         Aaa             78,010
                 FNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Refunding Bonds, Series 1993A-2,
                 7.900%, 1/01/11

          118   Lonoke County Residential Housing Facilities Board, Arkansas,         4/06 at 102.00         Aaa            119,947
                 FNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 4/01/11

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 8.5% (5.4% OF TOTAL INVESTMENTS)

       17,000   California Health Facilities Financing Authority, Health Facility     3/13 at 100.00           A         17,066,130
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

        2,000   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          2,089,640
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

       12,000   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/22    8/13 at 100.00           A         12,703,200

        4,500   California, General Obligation Bonds, Series 2004, 5.100%, 2/01/34    2/09 at 100.00           A          4,542,660

        1,800   California Department of Water Resources, Power Supply Revenue        5/12 at 101.00         AAA          1,987,128
                  Bonds, Series 2002A, 5.500%, 5/01/14 - AMBAC Insured

        4,780   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA          3,409,574
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14

        1,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          1,140,750
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

        3,000   Los Angeles Department of Water and Power, California,                7/06 at 100.00         AA-          3,026,880
                 Power System Revenue Bonds, Series 2001A-3,
                 5.375%, 7/01/20

          795   Santa Clara Valley Water District, California, Water Utility          6/10 at 100.00          AA            831,355
                 System Revenue Bonds, Series 2000A, 5.000%, 6/01/18

        1,945   South Gate Public Financing Authority, California, Water                No Opt. Call         AAA          2,215,725
                  Revenue Refunding Bonds, Series 1996A, 6.000%, 10/01/12 -
                  FGIC Insured


                                       39


                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.2% (4.0% OF TOTAL INVESTMENTS)

$       6,500   Adams 12 Five Star Schools, Adams County, Colorado, General          12/15 at 100.00         AAA     $    6,638,580
                 Obligation Bonds, Series 2005, 4.750%, 12/15/23 - FSA Insured

        2,000   Colorado Health Facilities Authority, Revenue Refunding Bonds,        9/11 at 100.00          AA          2,076,600
                 Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21

          670   Colorado Housing Finance Authority, Single Family Program            10/09 at 105.00         Aa2            688,874
                 Senior Bonds, Series 1999C-3, 6.750%, 10/01/21

        3,040   Denver City and County, Colorado, Airport System Revenue                No Opt. Call           A          3,507,886
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

                Denver Convention Center Hotel Authority, Colorado, Senior
                Revenue Bonds, Convention Center Hotel, Series 2003A:
        2,940    5.000%, 12/01/20 - XLCA Insured                                     12/13 at 100.00         AAA          3,051,691
       10,000    5.000%, 12/01/33 - XLCA Insured                                     12/13 at 100.00         AAA         10,223,100

        4,345   El Paso County School District 20, Academy, Colorado, General        12/12 at 100.00         Aaa          4,695,859
                 Obligation Bonds, Series 2002, 5.250%, 12/15/17 -
                 FGIC Insured

          755   Jefferson County School District R1, Colorado, General               12/14 at 100.00         AAA            791,882
                 Obligation Bonds, Series 2004, 5.000%, 12/15/22 -
                 FSA Insured

        4,125   Municipal Subdistrict Northern Colorado Water District,              12/07 at 101.00         AAA          4,317,019
                 Revenue Bonds, Series 1997G, 5.250%, 12/01/15 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.5% (0.3% OF TOTAL INVESTMENTS)

        3,000   Connecticut Housing Finance Authority, Housing Mortgage               5/06 at 102.00         AAA          3,083,220
                 Finance Program Bonds, Series 1996C-2, 6.250%, 11/15/18

------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 5.5% (3.5% OF TOTAL INVESTMENTS)

        6,000   District of Columbia, General Obligation Bonds,                         No Opt. Call         AAA          6,487,020
                 Series 1993B-2, 5.500%, 6/01/10 - FSA Insured

        4,250   District of Columbia, Hospital Revenue Refunding Bonds,               8/06 at 102.00         AAA          4,412,393
                 Medlantic Healthcare Group, Series 1993A, 5.750%, 8/15/14 -
                 MBIA Insured

            5   District of Columbia, General Obligation Bonds, Series 1993E,        12/05 at 100.00         AAA              5,013
                 6.000%, 6/01/09 - CAPMAC Insured

                District of Columbia, General Obligation Refunding Bonds,
                Series 1993A:
        1,585    6.000%, 6/01/07 - MBIA Insured                                         No Opt. Call         AAA          1,617,397
        7,215    6.000%, 6/01/07 - MBIA Insured                                         No Opt. Call         AAA          7,360,815

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
        9,670    0.000%, 4/01/26 - MBIA Insured                                        4/11 at 42.15         AAA          3,116,544
       15,235    0.000%, 4/01/30 - MBIA Insured                                        4/11 at 32.93         AAA          3,818,653

        5,000   Washington Convention Center Authority, District of Columbia,        10/08 at 101.00         AAA          5,280,650
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.250%, 10/01/12 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.7% (3.6% OF TOTAL INVESTMENTS)

        5,000   Broward County School Board, Florida, Certificates of                 7/13 at 100.00         AAA          5,158,650
                 Participation, Series 2003, 5.000%, 7/01/28 - MBIA Insured

        2,500   Florida State Board of Education, Full Faith and Credit Public        6/06 at 101.00         AAA          2,557,675
                 Education Capital Outlay Bonds, Series 1996A,
                 5.250%, 6/01/22 (Pre-refunded to 6/01/06)

        5,000   Hillsborough County Aviation Authority, Florida, Revenue             10/13 at 100.00         AAA          5,279,600
                 Bonds, Tampa International Airport, Series 2003A,
                 5.250%, 10/01/18 (Alternative Minimum Tax) - MBIA Insured

        5,000   Martin County Industrial Development Authority, Florida,             12/05 at 101.00         BB+          5,038,200
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

        1,380   Miami-Dade County Housing Finance Authority, Florida,                 1/11 at 102.00         AAA          1,453,802
                 Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
                 Series 2000-5A, 5.850%, 7/01/20 (Alternative Minimum Tax) -
                 FSA Insured

        3,500   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/15 at 100.00         AAA          3,510,430
                 Miami International Airport, Series 2005A, 5.000%, 10/01/37
                 (Alternative Minimum Tax) (WI, settling 11/02/05) -
                 XLCA Insured

        9,500   Sunrise, Florida, Utility System Revenue Refunding Bonds,            10/18 at 100.00         AAA          9,975,380
                 Series 1998, 5.000%, 10/01/28 - AMBAC Insured


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.5% (1.6% OF TOTAL INVESTMENTS)

$       4,400   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                   No Opt. Call         AAA     $    5,000,688
                 Series 1999A, 5.500%, 11/01/22 - FGIC Insured

        2,880   Georgia Municipal Electric Authority, General Power Revenue             No Opt. Call          A+          3,474,806
                 Bonds, Series 1992B, 8.250%, 1/01/11

        5,500   Georgia Municipal Electric Authority, General Power Revenue             No Opt. Call         AAA          6,216,705
                 Bonds, Series 1993B, 5.700%, 1/01/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 1.0% (0.7% OF TOTAL INVESTMENTS)

                Honolulu City and County, Hawaii, General Obligation Refunding
                and Improvement Bonds, Series 1993B:
        1,580    5.000%, 10/01/13                                                       No Opt. Call         Aaa          1,704,615
        3,720    5.000%, 10/01/13                                                       No Opt. Call         Aa2          3,985,831

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.3% (9.1% OF TOTAL INVESTMENTS)

        4,000   Chicago Board of Education, Illinois, General Obligation Lease          No Opt. Call         AAA          4,555,920
                 Certificates, Series 1992A, 6.250%, 1/01/15 - MBIA Insured

        5,550   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A,       1/11 at 101.00         AAA          5,660,945
                 5.125%, 1/01/26 (Alternative Minimum Tax) - FSA Insured

        5,000   Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998,              7/08 at 102.00         AAA          5,230,300
                 5.250%, 1/01/28 - FGIC Insured

                Cook County School District 99, Cicero, Illinois, General
                Obligation School Bonds, Series 1997:
        1,455    8.500%, 12/01/13 - FGIC Insured                                        No Opt. Call         Aaa          1,903,344
        1,685    8.500%, 12/01/15 - FGIC Insured                                        No Opt. Call         Aaa          2,295,054

        6,125   Illinois Development Finance Authority, GNMA Collateralized           4/11 at 105.00         Aaa          6,429,106
                 Mortgage Revenue Bonds, Greek American Nursing
                 Home Committee, Series 2000A, 7.600%, 4/20/40

        1,385   Illinois Finance Authority, General Obligation Debt Certificates,    12/14 at 100.00         Aaa          1,463,086
                 Local Government Program - Kankakee County, Series 2005B,
                 5.000%, 12/01/18 - AMBAC Insured

                Illinois Health Facilities Authority, Revenue Refunding Bonds,
                Lutheran General Health System, Series 1993C:
        4,420    7.000%, 4/01/08                                                        No Opt. Call          A+          4,635,254
        4,075    7.000%, 4/01/14                                                        No Opt. Call          A+          4,854,425

        4,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          4,089,040
                 Medical Center, Series 2002, 5.500%, 5/15/32

        4,000   Illinois Health Facilities Authority, FHA-Insured Mortgage            8/13 at 100.00         AAA          4,088,480
                 Revenue Refunding Bonds, Sinai Health System, Series 2003,
                 5.150%, 2/15/37

        1,480   Illinois Housing Development Authority, Multifamily Program           3/06 at 101.00          A+          1,496,339
                 Bonds, Series 1994-5, 6.650%, 9/01/14

        3,410   Illinois Housing Development Authority, Section 8 Elderly            11/05 at 100.00          A-          3,495,932
                 Housing Revenue Bonds, Skyline Towers Apartments,
                 Series 1992B, 6.875%, 11/01/17

        9,795   Lake, Cook, Kane and McHenry Counties Community Unit School             No Opt. Call         AAA         10,775,480
                 District 220, Barrington, Illinois, School Refunding Bonds,
                 Series 2002, 5.250%, 12/01/19 - FSA Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        9,500    0.000%, 6/15/24 - MBIA Insured                                       6/22 at 101.00         AAA          5,698,100
        4,540    5.000%, 12/15/28 - MBIA Insured                                      6/12 at 101.00         AAA          4,662,762
       36,040    0.000%, 6/15/40 - MBIA Insured                                         No Opt. Call         AAA          6,345,923

        3,050   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA          3,811,005
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1990A, 7.200%, 11/01/20 - AMBAC Insured

        1,362   Wood River Township, Madison County, Illinois, General                2/06 at 100.00         N/R          1,294,246
                 Obligation Bonds, Series 1993, 6.625%, 2/01/14

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 9.0% (5.7% OF TOTAL INVESTMENTS)

       22,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/10 at 101.50         AAA         23,490,940
                 Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/30 - MBIA Insured

        3,000   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          3,536,400
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

        2,800   Indiana Health Facility Financing Authority, Revenue Bonds,           5/15 at 100.00         AAA          2,868,096
                 Community Hospitals of Indiana, Series 2005A,
                 5.000%, 5/01/35 - AMBAC Insured


                                       41


                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       3,965   Indiana Educational Facilities Authority, Revenue Bonds,              2/11 at 100.00         AAA     $    4,245,801
                 Butler University, Series 2001, 5.500%, 2/01/26 -
                 MBIA Insured

        1,500   Indiana Educational Facilities Authority, Revenue Bonds,             10/09 at 101.00         AAA          1,626,675
                 University of Indianapolis, Series 1999, 5.750%, 10/01/19 -
                 FSA Insured

                Indiana Transportation Finance Authority, Highway Revenue
                Bonds, Series 2003A:
        4,000    5.000%, 6/01/23 - FSA Insured                                        6/13 at 100.00         AAA          4,158,400
        6,000    5.000%, 6/01/24 - FSA Insured                                        6/13 at 100.00         AAA          6,221,940

        5,000   Metropolitan School District Warren Township Vision 2005              1/11 at 100.00         AAA          5,452,450
                 School Building Corporation, Marion County, Indiana, First
                 Mortgage Bonds, Series 2000, 5.500%, 7/15/20 (Pre-refunded to 1/15/11) - FGIC Insured

          420   Marion County Convention and Recreational Facilities                  6/07 at 102.00         AAA            426,098
                 Authority, Indiana, Excise Tax Lease Rental Revenue Bonds,
                 Series 1997A, 5.000%, 6/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.0% (0.0% OF TOTAL INVESTMENTS)

           15   Davenport, Iowa, Home Ownership Mortgage Revenue                      3/06 at 101.00         Aa2             15,074
                 Refunding Bonds, Series 1994, 7.900%, 3/01/10

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.8% (1.2% OF TOTAL INVESTMENTS)

        2,000   Olathe, Kansas, Health Facilities Revenue Bonds, Olathe               9/10 at 100.00         AAA          2,146,620
                 Medical Center, Series 2000A, 5.500%, 9/01/25 -
                 AMBAC Insured

        6,825   Sedgwick County Unified School District 259, Wichita, Kansas,         9/10 at 100.00          AA          6,369,909
                 General Obligation Bonds, Series 2000, 3.500%, 9/01/16

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas               6/14 at 100.00         AAA          1,848,823
                 Gas and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.6% (1.7% OF TOTAL INVESTMENTS)

        3,070   Jefferson Sales Tax District, Jefferson Parish, Louisiana,           12/12 at 100.00         AAA          3,224,360
                 Special Sales Tax Revenue Refunding Bonds, Series 2002,
                 5.250%, 12/01/20 - AMBAC Insured

        1,750   Louisiana Local Government Environmental Facilities and               6/12 at 105.00         Aaa          1,916,425
                 Community Development Authority, GNMA Collateralized
                 Mortgage Revenue Refunding Bonds, Sharlo Apartments,
                 Series 2002A, 6.500%, 6/20/37

        5,150   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+          5,242,288
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/32

        4,565   Orleans Levee District, Louisiana, Levee District General            12/05 at 103.00         AAA          4,707,565
                 Obligation Bonds, Series 1986, 5.950%, 11/01/14 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 2.1% (1.4% OF TOTAL INVESTMENTS)

        7,520   Maine Educational Loan Marketing Corporation, Student                   No Opt. Call          A2          7,634,003
                 Loan Revenue Bonds, Subordinate Series 1994B-2,
                 6.250%, 11/01/06 (Alternative Minimum Tax)

        4,160   Maine State Housing Authority, Single Family Mortgage                 5/10 at 100.00         AA+          4,314,294
                 Purchase Bonds, Series 2000C-1, 6.050%, 11/15/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.7% (1.7% OF TOTAL INVESTMENTS)

        2,905   Maryland Community Development Administration, Housing                1/07 at 102.00         Aa2          2,989,506
                 Revenue Bonds, Series 1996A, 5.875%, 7/01/16

        2,900   Maryland Community Development Administration, Housing                7/07 at 102.00         Aa2          2,989,059
                 Revenue Bonds, Series 1997A, 6.000%, 7/01/39
                 (Alternative Minimum Tax)

        6,800   Montgomery County Housing Opportunities Commission,                   7/06 at 102.00         Aa2          7,051,396
                 Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
                 Bonds, Series 1996B, 6.400%, 7/01/28 (Alternative
                 Minimum Tax)

        2,315   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          2,428,389
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.125%, 7/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.6% (0.4% OF TOTAL INVESTMENTS)

        3,585   Massachusetts Development Finance Agency, Revenue Bonds,              3/15 at 100.00           A          3,563,992
                 Curry College, Series 2005A, 5.000%, 3/01/35 - ACA Insured


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 6.5% (4.2% OF TOTAL INVESTMENTS)

$       6,000   Detroit, Michigan, Second Lien Sewerage Disposal System               7/15 at 100.00         AAA     $    6,192,300
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/35 -
                 MBIA Insured

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 1997A:
        1,535    5.000%, 7/01/27 (Pre-refunded to 7/01/07) - MBIA Insured             7/07 at 101.00         AAA          1,595,893
        8,915    5.000%, 7/01/27 - MBIA Insured                                       7/07 at 101.00         AAA          9,168,008

                Hancock Hospital Finance Authority, Michigan, FHA-Insured
                Mortgage Hospital Revenue Bonds, Portage
                Health System Inc., Series 1998:
        1,050    4.625%, 8/01/18 - MBIA Insured                                       8/08 at 100.00         AAA          1,057,718
        4,400    5.450%, 8/01/47 - MBIA Insured                                       8/08 at 100.00         AAA          4,592,280

        5,000   Michigan State Building Authority, Revenue Refunding Bonds,          10/13 at 100.00         AAA          5,157,100
                 Facilities Program, Series 2003II, 5.000%, 10/15/29 -
                 MBIA Insured

       10,500   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-          9,968,385
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/23

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        1,160   Minneapolis-St. Paul Housing Finance Board, Minnesota,               11/07 at 102.00         AAA          1,189,510
                 FNMA/GNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1997,
                 5.800%, 11/01/30 (Alternative Minimum Tax)

        3,500   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          3,695,510
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.9% (1.3% OF TOTAL INVESTMENTS)

        1,285   Jones County, Mississippi, Hospital Revenue Refunding Bonds,         12/07 at 100.00        BBB+          1,289,883
                 South Central Regional Medical Center, Series 1997,
                 5.350%, 12/01/10

        2,000   Mississippi Higher Education Assistance Corporation,                  3/06 at 100.00         Aaa          2,002,800
                 Student Loan Revenue Bonds, Senior Series 1993B,
                 5.800%, 9/01/06 (Alternative Minimum Tax)

        1,875   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          1,877,531
                 Revenue Bonds, Baptist Memorial Healthcare,
                 Series 2004B-1, 5.000%, 9/01/24

        5,180   Mississippi, General Obligation Refunding Bonds,                        No Opt. Call          AA          5,843,972
                 Series 2002A, 5.500%, 12/01/18

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.9% (0.6% OF TOTAL INVESTMENTS)

        3,000   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA          3,110,940
                 Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24

        2,000   St. Louis, Missouri, Airport Revenue Bonds, Airport                   7/11 at 100.00         AAA          2,051,920
                 7/01/26 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.6% (1.0% OF TOTAL INVESTMENTS)

        9,000   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student               No Opt. Call         AAA          9,388,710
                 Loan Program, Series 1993A-5A, 6.250%, 6/01/18
                 (Alternative Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.6% (2.9% OF TOTAL INVESTMENTS)

        7,000   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00         AAA          7,288,890
                 Improvement Revenue Bonds, Series 2003,
                 5.000%, 7/01/23 - AMBAC Insured

       10,420   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         11,492,322
                 Bonds, Series 2002C, 5.500%, 6/15/18 (Pre-refunded to
                 6/15/12) - MBIA Insured

        4,500   Clark County School District, Nevada, General Obligation                No Opt. Call         AAA          5,136,480
                 School Improvement Bonds, Series 1991A, 7.000%, 6/01/10 -
                 MBIA Insured

        5,425   Director of Nevada State Department of Business and Industry,           No Opt. Call         AAA          2,080,270
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 0.000%, 1/01/25 - AMBAC Insured

          405   Nevada Housing Division, Single Family Mortgage Bonds,                4/06 at 100.00          A1            407,637
                 Senior Series 1992B-1, 6.200%, 10/01/15

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 4.1% (2.6% OF TOTAL INVESTMENTS)

        1,100   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00        BBB-          1,224,014
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
        2,345    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA          2,748,152
          300    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA            352,275
          880    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA          1,028,922


                                       43


                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

$      13,890   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB     $   14,440,044
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

        3,385   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00         BBB          3,861,439
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.750%, 6/01/39

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 9.2% (5.9% OF TOTAL INVESTMENTS)

        1,200   Hempstead Industrial Development Agency, New York,                      No Opt. Call         BB+          1,247,724
                 Resource Recovery Revenue Refunding Bonds, American
                 Ref-Fuel Company of Hempstead LP, Series 2001,
                 5.000%, 12/01/10 (Mandatory put 6/01/10) New York City

                Transitional Finance Authority, New York, Future Tax Secured
                Bonds, Fiscal Series 1998C:
        1,350    5.000%, 5/01/26 (Pre-refunded to 5/01/08)                            5/08 at 101.00         AAA          1,422,144
           35    5.000%, 5/01/26 (Pre-refunded to 5/01/08)                            5/08 at 101.00         AAA             36,870
       15,530    5.000%, 5/01/26                                                      5/08 at 101.00         AAA         15,859,081

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2000C:
        3,630    5.875%, 11/01/16 (Pre-refunded to 5/01/10)                           5/10 at 101.00         AAA          4,033,620
        1,155    5.500%, 11/01/24 (Pre-refunded to 5/01/10)                           5/10 at 101.00         AAA          1,265,753
        3,845    5.500%, 11/01/24 (Pre-refunded to 5/01/10)                           5/10 at 101.00         AAA          4,162,097

          220   New York City Transitional Finance Authority, New York,               5/10 at 101.00         AAA            244,268
                 Future Tax Secured Bonds, Fiscal Series 2000A,
                 5.875%, 11/01/16 (Pre-refunded to 5/01/10)

        1,590   New York State Medical Care Facilities Finance Agency,                2/06 at 100.00         AAA          1,598,697
                 FHA-Insured Mortgage Revenue Bonds, Hospital and Nursing
                 Home Projects, Series 1992B, 6.200%, 8/15/22

        4,200   New York State Medical Care Facilities Finance Agency,                2/06 at 101.00          AA          4,292,232
                 FHA-Insured Mortgage Revenue Bonds, Kenmore
                 Mercy Hospital, Series 1995B, 6.150%, 2/15/35

        3,365   New York State Medical Care Facilities Finance Agency,                2/06 at 100.00          AA          3,489,236
                 FHA-Insured Hospital and Nursing Home Mortgage Revenue
                 Bonds, Series 1994A, 6.200%, 2/15/21

        6,250   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          7,055,438
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/15 (Alternative Minimum Tax) - MBIA Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        5,400    5.500%, 6/01/16                                                      6/10 at 100.00         AA-          5,767,416
        2,500    5.500%, 6/01/18                                                      6/12 at 100.00         AA-

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.2% (2.0% OF TOTAL INVESTMENTS)

        2,675   Charlotte, North Carolina, Water and Sewerage System                  6/11 at 101.00         AAA          2,949,830
                 Revenue Bonds, Series 2001, 5.500%, 6/01/13

        2,000   North Carolina Municipal Power Agency 1, Catawba Electric               No Opt. Call         AAA          2,217,880
                 Revenue Bonds, Series 1992, 6.000%, 1/01/11 - MBIA Insured

       10,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA         10,681,700
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/18 - MBIA Insured

        2,445   North Carolina Infrastructure Finance Corporation,                    2/14 at 100.00         AA+          2,535,123
                 Certificates of Participation, Correctional Facilities,
                 Series 2004A, 5.000%, 2/01/21

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.3% (1.5% OF TOTAL INVESTMENTS)

        9,000   Cleveland, Ohio, Airport System Revenue Bonds,                        1/10 at 101.00         AAA          9,161,280
                 Series 2000A, 5.000%, 1/01/31 - FSA Insured

        3,000   Franklin County, Ohio, Development Revenue Bonds, American           10/09 at 101.00           A          3,190,920
                 Chemical Society, Series 1999, 5.800%, 10/01/14

        1,000   Franklin County, Ohio, FHA-Insured Multifamily Housing                1/06 at 102.00          Aa          1,012,330
                 Mortgage Revenue Bonds, Hamilton Creek  Project,
                 Series 1994A, 5.550%, 7/01/24 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.7% (0.4% OF TOTAL INVESTMENTS)

          345   Oklahoma Housing Finance Agency, Single Family Mortgage               3/10 at 101.00         Aaa            362,374
                 Revenue Bonds, Homeownership Loan Program,
                 Series 2000C-2, 6.200%, 9/01/28 (Alternative Minimum Tax)

        3,340   Tulsa Industrial Authority, Oklahoma, Hospital Revenue                  No Opt. Call         AAA          3,681,081
                 Refunding Bonds, Hillcrest Medical Center, Series 1996,
                 6.500%, 6/01/09 - CONNIE LEE/AMBAC Insured


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.6% (1.0% OF TOTAL INVESTMENTS)

$       1,530   Beaver Area School District, Beaver County, Pennsylvania,             7/06 at 100.00         AAA     $    1,551,619
                 General Obligation Bonds, Series 2001, 5.000%, 1/15/20
                 (Pre-refunded to 7/15/06) - FGIC Insured

        5,000   Pennsylvania Economic Development Financing Authority,                1/06 at 100.00        BBB-          5,015,050
                 Senior Lien Resource Recovery Revenue Bonds, Northampton
                 Generating Project, Series 1994A, 6.400%, 1/01/09
                 (Alternative Minimum Tax)

        2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA          2,837,562
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 3.2% (2.0% OF TOTAL INVESTMENTS)

       12,390   Puerto Rico, General Obligation and Public Improvement                  No Opt. Call         AAA         14,609,669
                 Refunding Bonds, Series 1997, 6.500%, 7/01/13 - MBIA Insured

        3,470   University of Puerto Rico, University System Revenue Bonds,           6/10 at 100.00         AAA          3,792,467
                 Series 2000O, 5.750%, 6/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 3.7% (2.3% OF TOTAL INVESTMENTS)

       20,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB         21,174,200
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 4.2% (2.7% OF TOTAL INVESTMENTS)

        4,120   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          4,363,451
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 2/15/23 - MBIA Insured

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation           6/14 at 100.00         AAA          3,075,840
                 Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 -
                 FGIC Insured

                Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Bonds, Series 1991:
        5,000    6.250%, 1/01/21 - FGIC Insured                                         No Opt. Call         AAA          5,993,850
        5,750    4.000%, 1/01/23 - MBIA Insured                                       1/06 at 100.00         AAA          5,275,913

        5,085   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          5,584,144
                 Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/13 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,843,257
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,500   Metropolitan Government of Nashville-Davidson County,                 5/08 at 102.00          AA          1,579,260
                 Tennessee, Electric System Revenue Bonds, Series 1998A,
                 5.200%, 5/15/23

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 18.2% (11.6% OF TOTAL INVESTMENTS)

        4,500   Alliance Airport Authority, Texas, Special Facilities Revenue        12/05 at 100.00         CCC          3,398,895
                 Bonds, American Airlines Inc., Series 1990, 7.500%, 12/01/29
                 (Alternative Minimum Tax)

        4,000   Central Texas Regional Mobility Authority, Travis and Williamson      1/15 at 100.00         AAA          4,095,760
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/35 - FGIC Insured

        3,345   Columbia-Brazoria Independent School District, Texas,                 2/09 at 100.00         AAA          3,357,243
                 Unlimited Tax School Building Bonds, Series 1999,
                 4.750%, 2/01/25

        8,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA          8,706,400
                 Refunding and Improvement Bonds, Series 2001A,
                 5.875%, 11/01/19 (Alternative Minimum Tax) - FGIC Insured

        2,250   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/14 at 100.00         AAA          2,271,937
                 Bonds, Series 2004B, 5.000%, 11/01/27 (Alternative
                 Minimum Tax) - FSA Insured

        6,000   Garland Housing Finance Corporation, Texas, Multifamily              12/11 at 101.00         N/R          6,154,440
                 Housing Revenue Bonds, Legacy Pointe Apartments,
                 Series 2000, 7.500%, 6/01/40 (Alternative Minimum Tax)
                 (Optional put 6/01/14)

        3,750   Harris County Flood Control District, Texas, General Obligation      10/13 at 100.00         AA+          3,892,538
                 Bonds, Series 2003, 5.000%,10/01/23

        7,000   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          7,134,400
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

       28,305   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call         AAA          8,991,366
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/28 - AMBAC Insured


                                       45


                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       7,500   Houston, Texas, Junior Lien Water and Sewerage System                   No Opt. Call         AAA     $    8,837,925
                 Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 -
                 FSA Insured

        5,000   Houston, Texas, Junior Lien Water and Sewerage System                12/07 at 102.00         AAA          5,279,950
                 Revenue Refunding Bonds, Series 1997D, 5.000%, 12/01/25
                 (Pre-refunded to 12/01/07) - FGIC Insured

        7,015   Liberty County Housing Development Corporation, Texas,                  No Opt. Call         N/R          5,767,242
                 Multifamily Housing Revenue Bonds, Series 1999,
                 7.250%, 6/01/34 (Optional put 6/01/09)

          208   Midland Housing Finance Corporation, Texas, Single Family            11/05 at 103.00         Aaa            214,510
                 Mortgage Revenue Refunding Bonds, Series 1992A,
                 8.450%, 12/01/11

                Montgomery Independent School District, Montgomery County,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                2001:
        2,300    5.500%, 2/15/21                                                      2/11 at 100.00         AAA          2,471,925
        2,400    5.500%, 2/15/23                                                      2/11 at 100.00         AAA          2,579,400

                Mt. Pleasant Independent School District, Titus County, Texas,
                General Obligation Refunding Bonds, Series 2001:
        3,025    5.000%, 2/15/26                                                      8/11 at 100.00         Aaa          3,100,353
        3,000    5.125%, 2/15/31                                                      8/11 at 100.00         Aaa          3,079,050

        6,000   Raven Hills Higher Education Corporation, Texas, Student              8/12 at 100.00         Aaa          6,190,200
                 Housing Revenue Bonds, Angelo State University - Texan
                 Hall LLC, Series 2002A, 5.000%, 8/01/25 - MBIA Insured

        3,410   Retama Development Corporation, Texas, Special Facilities            12/12 at 100.00         AAA          4,141,820
                 Revenue Bonds, Retama Park Racetrack, Series 1993,
                 8.750%, 12/15/18 (Pre-refunded to 12/15/12) (a)

        1,800   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          1,955,772
                 System Revenue Refunding Bonds, Series 2002A,
                 5.750%, 10/01/21 - RAAI Insured

        4,700   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          4,841,893
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26

        8,500   Travis County Health Facilities Development Corporation,             11/05 at 100.00         Aaa          8,722,445
                 Texas, Hospital Revenue Bonds, Daughters of Charity National
                 Health System, Series 1993B, 6.000%, 11/15/22

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 6.3% (4.0% OF TOTAL INVESTMENTS)

        4,845   Bountiful, Davis County, Utah, Hospital Revenue Refunding            12/08 at 101.00         N/R          4,523,001
                 Bonds, South Davis Community Hospital Project, Series 1998,
                 5.750%, 12/15/18

                Intermountain Power Agency, Utah, Power Supply Revenue
                Bonds, Series 1996A:
        5,065    6.150%, 7/01/14                                                      7/06 at 102.00       A+***          5,282,694
        2,935    6.150%, 7/01/14                                                      7/06 at 102.00          A+          3,038,341

                Intermountain Power Agency, Utah, Power Supply Revenue
                Refunding Bonds, Series 1997B:
        5,820    5.750%, 7/01/19 (Pre-refunded to 7/01/07) - MBIA Insured             7/07 at 102.00         AAA          6,179,443
       11,750    5.750%, 7/01/19 - MBIA Insured                                       7/07 at 102.00         AAA         12,409,410

        1,435   Salt Lake City and Sandy Metropolitan Water District, Utah,           7/14 at 100.00         Aaa          1,507,482
                 Water Revenue Bonds, Series 2004, 5.000%, 7/01/21 -
                 AMBAC Insured

          590   Utah Housing Finance Agency, Single Family Mortgage                   7/10 at 100.00          AA            592,159
                 Bonds, Series 2000G, 5.875%, 7/01/27 (Alternative
                 Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds,
                Series 2001C:
        1,985    5.500%, 1/01/18 (Alternative Minimum Tax)                            1/11 at 100.00         AA-          2,037,464
          600    5.650%, 1/01/21 (Alternative Minimum Tax)                            1/11 at 100.00         Aa2            616,338

------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.8% (1.1% OF TOTAL INVESTMENTS)

        8,190   Hampton, Virginia, Revenue Bonds, Convention Center Project,          1/13 at 100.00         AAA          8,380,827
                 Series 2002, 5.000%, 1/15/35 - AMBAC Insured

        1,775   Virginia Transportation Board, Transportation Revenue Refunding       5/07 at 101.00         AA+          1,836,646
                 Bonds, U.S. Route 58 Corridor Development Program,
                 Series 1997C, 5.125%, 5/15/19

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.3% (6.6% OF TOTAL INVESTMENTS)

        1,855   Chelan County Public Utility District 1, Washington, Hydro            7/09 at 101.00          AA          2,000,580
                 Consolidated System Revenue Bonds, Series 1999A,
                 6.200%, 7/01/34 (Alternative Minimum Tax)

        1,655   Everett, Washington, Limited Tax General Obligation Bonds,            9/07 at 100.00         Aaa          1,703,607
                 Series 1997, 5.125%, 9/01/17 - FSA Insured

        6,000   Grant County Public Utility District 2, Washington, Revenue           1/15 at 100.00         AAA          6,148,140
                 Bonds, Wanapum Hydroelectric Development, Series 2005A,
                 5.000%, 1/01/34 - FGIC Insured


                                       46


                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       1,612   Skagit County Housing Authority, Washington, GNMA                    11/05 at 103.00         AAA     $    1,663,100
                 Collateralized Mortgage Loan Nursing Facility Revenue
                 Bonds, Sea Mar Community Health Centers, Series 1993,
                 7.000%, 6/20/35

        1,500   Snohomish County School District 6, Mukilteo, Washington,               No Opt. Call         AAA          1,672,530
                 Unlimited Tax General Obligation and Refunding Bonds,
                 Series 1993, 5.700%, 12/01/12 - FGIC Insured

        8,155   Tacoma, Washington, Electric System Revenue Refunding                 1/11 at 101.00         AAA          9,048,380
                 Bonds, Series 2001A, 5.750%, 1/01/20 (Pre-refunded to
                 1/01/11) - FSA Insured

        4,705   Tacoma, Washington, Sewerage Revenue Refunding Bonds,                   No Opt. Call         AAA          5,325,590
                 Series 1994B, 8.000%, 12/01/08 - FGIC Insured

        4,740   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          5,138,824
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

        2,000   Washington State Healthcare Facilities Authority, Revenue             8/08 at 102.00          AA          2,023,620
                 Bonds, Highline Community Hospital, Series 1998,
                 5.000%, 8/15/21 - RAAI Insured

        1,000   Washington State Healthcare Facilities Authority, Revenue             8/13 at 102.00         AAA          1,025,150
                 Bonds, Harrison Memorial Hospital, Series 1998,
                 5.000%, 8/15/28 - AMBAC Insured

                Washington Public Power Supply System, Revenue Refunding
                Bonds, Nuclear Project 2, Series 1990A:
        6,080    7.250%, 7/01/06                                                        No Opt. Call         Aaa          6,249,146
          395    7.250%, 7/01/06                                                        No Opt. Call         Aaa            405,637

       11,000   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         Aaa         12,283,260
                 Bonds, Nuclear Project 3, Series 1993B, 7.000%, 7/01/09

        4,700   Washington Public Power Supply System, Revenue Refunding              7/08 at 102.00         Aaa          4,914,601
                 Bonds, Nuclear Project 3, Series 1998A, 5.125%, 7/01/18

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.4% (0.9% OF TOTAL INVESTMENTS)

          500   Wisconsin Health and Educational Facilities Authority, Revenue       12/06 at 102.00         AAA            519,960
                 Bonds, Medical College of Wisconsin Inc., Series 1996,
                 5.500%, 12/01/26 - MBIA Insured

        7,500   Wisconsin Health and Educational Facilities Authority, Revenue        2/12 at 101.00         AAA          7,793,325
                 Bonds, Ministry Healthcare Inc., Series 2002A,
                 5.250%, 2/15/32 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     935,237   Total Long-Term Investments (cost $862,936,276) - 156.1%                                                902,930,387
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.7% (0.4% OF TOTAL INVESTMENTS)

        4,000   New Jersey Economic Development Authority, Dock Facility                                  VMIG-1          4,000,000
                 Revenue Refunding Bonds, Bayonne/IMTT Project, Variable
                 Rate Demand Obligations, Series 1993C, 2.690%, 12/01/27+
------------------------------------------------------------------------------------------------------------------------------------
$       4,000   Total Short-Term Investments (cost $4,000,000)                                                            4,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $866,936,276) - 156.8%                                                          906,930,387
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      9,986,673
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (58.5)%                                                       (338,400,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  578,517,060
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    (a) The issuer has received a proposed adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES October 31, 2005
                                                                                          PREMIUM           PREMIUM         PREMIUM
                                                                                           INCOME          INCOME 2        INCOME 4
                                                                                            (NPI)             (NPM)           (NPT)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $1,415,869,511,
   $915,283,227 and $866,936,276, respectively)                                    $1,464,308,534      $957,897,439    $906,930,387
Cash                                                                                           --           114,413              --
Receivables:
   Interest                                                                            22,663,781        13,982,484      15,678,855
   Investments sold                                                                     1,802,367         3,105,840         819,914
Other assets                                                                               94,611            60,778          91,626
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                  1,488,869,293       975,160,954     923,520,782
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                          3,272,959                --       2,287,109
Payable for investments purchased                                                      11,855,002         8,060,774       3,510,675
Accrued expenses:
   Management fees                                                                        762,145           506,663         481,293
   Other                                                                                  378,771           219,928         226,031
Preferred share dividends payable                                                         154,812            91,849          98,614
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                16,423,689         8,879,214       6,603,722
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                525,000,000       347,000,000     338,400,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                             $  947,445,604      $619,281,740    $578,517,060
====================================================================================================================================
Common shares outstanding                                                              63,785,430        41,093,661      43,236,703
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                           $        14.85      $      15.07    $      13.38
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                            $      637,854      $    410,937    $    432,367
Paid-in surplus                                                                       901,333,523       570,811,669     587,221,260
Undistributed net investment income                                                     3,994,053         2,445,548       2,054,325
Accumulated net realized gain (loss) from investments                                  (6,958,849)        2,999,374     (51,185,003)
Net unrealized appreciation of investments                                             48,439,023        42,614,212      39,994,111
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                             $  947,445,604      $619,281,740    $578,517,060
====================================================================================================================================
Authorized shares:
   Common                                                                             200,000,000       200,000,000     200,000,000
   Preferred                                                                            1,000,000         1,000,000       1,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended October 31, 2005
                                                                                          PREMIUM           PREMIUM         PREMIUM
                                                                                           INCOME          INCOME 2        INCOME 4
                                                                                            (NPI)             (NPM)           (NPT)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $ 73,940,435      $ 48,078,308     $46,396,983
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                         9,070,871         6,028,344       5,705,872
Preferred shares - auction fees                                                         1,312,500           867,500         846,000
Preferred shares - dividend disbursing agent fees                                          60,000            60,000          80,000
Shareholders' servicing agent fees and expenses                                           175,192            63,631          88,852
Custodian's fees and expenses                                                             338,457           225,400         201,304
Directors' fees and expenses                                                               25,897            22,038          16,381
Professional fees                                                                         126,506            45,024         164,072
Shareholders' reports - printing and mailing expenses                                     120,334            68,177          76,822
Stock exchange listing fees                                                                24,841            16,004          16,839
Investor relations expense                                                                199,729           129,420         126,572
Other expenses                                                                             68,160            48,566          72,893
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and legal fee refund                        11,522,487         7,574,104       7,395,607
   Custodian fee credit                                                                   (18,498)           (7,943)        (60,168)
   Legal fee refund                                                                      (112,424)               --        (143,090)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           11,391,565         7,566,161       7,192,349
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  62,548,870        40,512,147      39,204,634
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                              15,187,341         2,929,207      (6,218,283)
Change in net unrealized appreciation (depreciation) of investments                   (31,573,368)      (13,011,728)      2,030,792
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                               (16,386,027)      (10,082,521)     (4,187,491)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                            (10,275,032)       (6,593,605)     (6,741,182)
From accumulated net realized gains from investments                                           --          (333,998)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                       (10,275,032)       (6,927,603)     (6,741,182)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations               $ 35,887,811      $ 23,502,023     $28,275,961
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                      PREMIUM INCOME (NPI)              PREMIUM INCOME 2 (NPM)             PREMIUM INCOME 4 (NPT)
                                 -----------------------------      ------------------------------     -----------------------------
                                         YEAR             YEAR              YEAR              YEAR             YEAR            YEAR
                                        ENDED            ENDED             ENDED             ENDED            ENDED           ENDED
                                     10/31/05         10/31/04          10/31/05          10/31/04         10/31/05        10/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 62,548,870     $ 64,664,939      $ 40,512,147      $ 42,290,011     $ 39,204,634    $ 40,793,820
Net realized gain (loss) from
   investments                     15,187,341        2,482,620         2,929,207         4,358,413       (6,218,283)        652,547
Change in net unrealized
   appreciation (depreciation)
   of investments                 (31,573,368)      20,569,667       (13,011,728)       15,104,071        2,030,792      15,883,141
Distributions to Preferred
   Shareholders:
   From net investment income     (10,275,032)      (4,988,711)       (6,593,605)       (3,250,596)      (6,741,182)     (3,283,827)
   From accumulated net
     realized gains
     from investments                      --               --          (333,998)               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                 35,887,811       82,728,515        23,502,023        58,501,899       28,275,961      54,045,681
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (57,980,964)     (61,501,952)      (38,210,760)      (40,436,175)     (35,043,351)    (37,551,098)
From accumulated net realized
     gains from investments                --               --        (3,990,843)               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (57,980,964)     (61,501,952)      (42,201,603)      (40,436,175)     (35,043,351)    (37,551,098)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Preferred shares offering costs            --               --                --                --               --          14,080
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
     net assets applicable
     to Common shares             (22,093,153)      21,226,563       (18,699,580)       18,065,724       (6,767,390)     16,508,663
Net assets applicable to
     Common shares at the
     beginning of year            969,538,757      948,312,194       637,981,320       619,915,596      585,284,450     568,775,787
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $947,445,604     $969,538,757      $619,281,740      $637,981,320     $578,517,060    $585,284,450
====================================================================================================================================
Undistributed net investment
   income at the end of year     $  3,994,053     $  9,737,131      $  2,445,548      $  6,806,263     $  2,054,325    $  4,797,353
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Directors of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Directors' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2005, Premium Income (NPI), Premium Income 2 (NPM) and Premium Income 4 (NPT) had outstanding when-issued purchase commitments of $8,190,389, $1,065,500 and $3,510,675, respectively.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refunds presented on the Statement of Operations for Premium Income (NPI) and Premium Income 4 (NPT) reflect a refund of workout expenditures paid in a prior reporting period.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to
    FINANCIAL STATEMENTS (continued)



Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                      3,800        2,000        2,200
   Series M2                                     2,000           --           --
   Series T                                      3,800        3,000        2,000
   Series T2                                        --           --        1,328
   Series W                                      3,800        2,000        1,680
   Series W2                                        --           --          520
   Series TH                                     3,800        3,000        2,680
   Series F                                      3,800        2,000        1,800
   Series F2                                        --        1,880        1,328
--------------------------------------------------------------------------------
Total                                           21,000       13,880       13,536
================================================================================

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2005.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

None of the Funds engaged in transactions in their own shares during the fiscal year ended October 31, 2005 nor during the fiscal year ended October 31, 2004.

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended October 31, 2005, were as follows:

                                              PREMIUM       PREMIUM      PREMIUM
                                               INCOME      INCOME 2     INCOME 4
                                                (NPI)         (NPM)        (NPT)
--------------------------------------------------------------------------------
Purchases                                $304,934,548  $153,910,380  $79,396,195
Sales and maturities                      299,184,466   149,151,044   66,964,347
================================================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At October 31, 2005, the cost of investments was as follows:

                                            PREMIUM       PREMIUM        PREMIUM
                                             INCOME      INCOME 2       INCOME 4
                                              (NPI)         (NPM)          (NPT)
--------------------------------------------------------------------------------
Cost of investments                  $1,414,817,110  $914,943,087   $866,399,017
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2005, were as follows:

                                                                        PREMIUM        PREMIUM        PREMIUM
                                                                         INCOME       INCOME 2       INCOME 4
                                                                          (NPI)          (NPM)          (NPT)
-------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                    $ 64,111,367    $44,589,985    $44,619,131
   Depreciation                                                     (14,619,943)    (1,635,633)    (4,087,761)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                          $49,491,424    $42,954,352    $40,531,370
=============================================================================================================

The tax components of undistributed net investment income and net realized gains at October 31, 2005, were as follows:

                                                                        PREMIUM        PREMIUM        PREMIUM
                                                                         INCOME       INCOME 2       INCOME 4
                                                                          (NPI)          (NPM)          (NPT)
-------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                 $7,430,722     $5,088,588    $4,400,045
Undistributed net ordinary income **                                      98,830         26,320         4,412
Undistributed net long-term capital gains                                     --      2,999,374            --
=============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2005, paid on November 1, 2005.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any. The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                                        PREMIUM        PREMIUM        PREMIUM
                                                                         INCOME       INCOME 2       INCOME 4
2005                                                                      (NPI)          (NPM)          (NPT)
-------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                            $68,878,627    $45,079,031    $42,030,160
Distributions from net ordinary income **                                    --        126,711             --
Distributions from net long-term capital gains                               --      4,324,841             --
=============================================================================================================
                                                                        PREMIUM        PREMIUM        PREMIUM
                                                                         INCOME       INCOME 2       INCOME 4
2004                                                                      (NPI)          (NPM)          (NPT)
-------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                            $66,130,210    $43,384,403    $40,023,013
Distributions from net ordinary income **                               287,221        262,847        770,605
Distributions from net long-term capital gains                               --            --              --
=============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



At October 31, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           PREMIUM       PREMIUM
                                                            INCOME      INCOME 4
                                                             (NPI)         (NPT)
--------------------------------------------------------------------------------
Expiration year:
   2008                                                 $       --   $ 2,151,015
   2009                                                         --            --
   2010                                                    695,347    18,079,555
   2011                                                  6,263,502    24,792,603
   2012                                                         --            --
   2013                                                         --     6,161,830
--------------------------------------------------------------------------------
Total                                                   $6,958,849   $51,185,003
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS ATTRIBUTABLE
TO PREFERRED SHARES)                                         FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2005, the complex-level fee rate was .1905%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to their Directors who are affiliated with the Adviser or to their Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Directors had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2005, to shareholders of record on November 15, 2005, as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Dividend per share                              $.0695       $.0710       $.0645
================================================================================

                        Financial
                               HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                                   Less Distributions
                               -----------------------------------------------------------------   ---------------------------------
                                                           Distributions  Distributions
                                                                from Net           from                   Net
                    Beginning                                 Investment        Capital            Investment      Capital
                       Common                      Net         Income to       Gains to             Income to     Gains to
                        Share         Net    Realized/         Preferred      Preferred                Common       Common
                    Net Asset  Investment   Unrealized            Share-         Share-                Share-       Share-
                        Value      Income   Gain (Loss)         holders+        holders+   Total      holders      holders    Total
------------------------------------------------------------------------------------------------------------------------------------
PREMIUM INCOME (NPI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                   $15.20       $ .98        $(.26)           $(.16)           $ --    $ .56        $(.91)        $ --   $ (.91)
2004                    14.87        1.01          .36             (.08)             --     1.29         (.96)          --     (.96)
2003                    14.87        1.05         (.03)            (.07)             --      .95         (.95)          --     (.95)
2002                    15.27        1.10         (.48)            (.11)             --      .51         (.91)          --     (.91)
2001                    14.23        1.12          .98             (.26)             --     1.84         (.80)          --     (.80)

PREMIUM INCOME 2 (NPM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                    15.53         .98         (.24)            (.16)           (.01)     .57         (.93)        (.10)   (1.03)
2004                    15.09        1.02          .48             (.08)             --     1.42         (.98)          --     (.98)
2003                    15.27        1.08         (.10)            (.07)           (.01)     .90         (.98)        (.10)   (1.08)
2002                    15.53        1.17         (.30)            (.11)           (.01)     .75         (.96)        (.05)   (1.01)
2001                    14.75        1.21          .73             (.27)             --     1.67         (.89)          --     (.89)

PREMIUM INCOME 4 (NPT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                    13.54         .91         (.10)            (.16)             --      .65         (.81)          --     (.81)
2004                    13.15         .94          .40             (.08)             --     1.26         (.87)          --     (.87)
2003                    13.46         .93         (.32)            (.07)             --      .54         (.85)          --     (.85)
2002                    14.22        1.00         (.80)            (.11)             --      .09         (.85)          --     (.85)
2001                    13.54        1.08          .66             (.25)             --     1.49         (.81)          --     (.81)
====================================================================================================================================
                                                              Total Returns
                                                          ---------------------
                                                                         Based
                                 Ending                                     on
                                 Common                    Based        Common
                                  Share      Ending           on     Share Net
                              Net Asset      Market       Market         Asset
                                  Value       Value        Value*        Value*
-------------------------------------------------------------------------------
PREMIUM INCOME (NPI)
-------------------------------------------------------------------------------
Year Ended 10/31:
2005                             $14.85      $13.87         3.37%         3.71%
2004                              15.20       14.30         8.82          9.00
2003                              14.87       14.06         6.48          6.58
2002                              14.87       14.11         5.51          3.47
2001                              15.27       14.25        26.60         13.22

PREMIUM INCOME 2 (NPM)
-------------------------------------------------------------------------------
Year Ended 10/31:
2005                              15.07       13.97         2.98          3.71
2004                              15.53       14.57         9.48          9.77
2003                              15.09       14.25         6.57          6.07
2002                              15.27       14.40         5.59          5.03
2001                              15.53       14.61        17.31         11.63

PREMIUM INCOME 4 (NPT)
-------------------------------------------------------------------------------
Year Ended 10/31:
2005                              13.38       12.31         3.07          4.87
2004                              13.54       12.74         8.98          9.90
2003                              13.15       12.52         3.09          4.12
2002                              13.46       12.97          .52           .76
2001                              14.22       13.75        18.68         11.28
===============================================================================
                                                                   Ratios/Supplemental Data
                                ---------------------------------------------------------------------------------------------
                                                     Before Credit/Refund              After Credit/Refund**
                                                 ----------------------------    ------------------------------
                                                               Ratio of Net                      Ratio of Net
                                                   Ratio of      Investment        Ratio of        Investment
                                     Ending        Expenses       Income to        Expenses         Income to
                                        Net      to Average         Average      to Average           Average
                                     Assets      Net Assets      Net Assets      Net Assets        Net Assets
                                 Applicable      Applicable      Applicable      Applicable        Applicable      Portfolio
                                  to Common       to Common       to Common       to Common         to Common       Turnover
                                Shares (000)         Shares++        Shares++        Shares++          Shares++         Rate
-----------------------------------------------------------------------------------------------------------------------------
PREMIUM INCOME (NPI)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                               $947,446            1.19%           6.44%           1.18%             6.45%            20%
2004                                969,539            1.21            6.76            1.20              6.76             17
2003                                948,312            1.22            7.02            1.22              7.02             24
2002                                948,726            1.22            7.39            1.22              7.39              4
2001                                974,272            1.22            7.49            1.21              7.50             20

PREMIUM INCOME 2 (NPM)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                619,282            1.20            6.40            1.19              6.40             15
2004                                637,981            1.21            6.75            1.21              6.76             23
2003                                619,916            1.22            7.06            1.21              7.07             21
2002                                627,659            1.22            7.70            1.21              7.71             21
2001                                638,365            1.23            7.93            1.21              7.95             12

PREMIUM INCOME 4 (NPT)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                578,517            1.26            6.63            1.22              6.66              7
2004                                585,284            1.30            7.10            1.29              7.10              6
2003                                568,776            1.36            6.95            1.35              6.96             17
2002                                581,961            1.36            7.36            1.35              7.37             16
2001                                614,989            1.34            7.73            1.33              7.74             10
=============================================================================================================================
                                      Preferred Shares at End of Period
                                  -----------------------------------------
                                    Aggregate     Liquidation
                                       Amount      and Market         Asset
                                  Outstanding           Value      Coverage
                                         (000)      Per Share     Per Share
---------------------------------------------------------------------------
PREMIUM INCOME (NPI)
---------------------------------------------------------------------------
Year Ended 10/31:
2005                                 $525,000         $25,000       $70,116
2004                                  525,000          25,000        71,169
2003                                  525,000          25,000        70,158
2002                                  525,000          25,000        70,177
2001                                  525,000          25,000        71,394

PREMIUM INCOME 2 (NPM)
---------------------------------------------------------------------------
Year Ended 10/31:
2005                                  347,000          25,000       69,617
2004                                  347,000          25,000       70,964
2003                                  347,000          25,000       69,663
2002                                  347,000          25,000       70,220
2001                                  347,000          25,000       70,992

PREMIUM INCOME 4 (NPT)
---------------------------------------------------------------------------
Year Ended 10/31:
2005                                  338,400          25,000       67,739
2004                                  338,400          25,000       68,239
2003                                  338,400          25,000       67,019
2002                                  338,400          25,000       67,983
2001                                  338,400          25,000       70,434
===========================================================================

* Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

**   After custodian fee credit and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

                                 See accompanying notes to financial statements.

                                  56-57 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             156
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Trustee                Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606                                         of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           156
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  156
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       156
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                156
3/6/48                                                    Business at the University of Connecticut (since 2002);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation.

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              154
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          currently a member of the American and Wisconsin Bar
                                                          Associations.


                                       58

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             156
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, December 2004), of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty, a construction company; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the
                                                          not-for-profit company of Miami Valley Hospital; Vice President,
                                                          Dayton Philharmonic Orchestra Association; Board Member, Regional
                                                          Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member,
                                                          Community Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     156
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       156
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               156
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       59

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               156
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 156
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999); Vice          156
11/28/67                       and Treasurer              President and Treasurer (since 1999) of Nuveen Investments,
333 W. Wacker Drive                                       Inc.; Vice President and Treasurer (1999-2004) of Nuveen
Chicago, IL 60606                                         Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC. (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             156
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice President, Head of Investment Operations and Systems, Scudder Investments Japan,
                                                          (2000-2002), Senior Vice President, Head of Plan Administration and
                                                          Participant Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  156
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           156
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           156
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director of Nuveen Asset Management
                                                          (since 2001); Vice President of Nuveen Investments Advisers
                                                          Inc. (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         156
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       60

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         156
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    156
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               156
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             156
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

THE APPROVAL PROCESS
To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group"); the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the management fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group; information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of the advisory contracts for the fixed income funds, such as the Funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meet-ings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, including the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Nuveen funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable fund's duration with certain benchmarks.

Based on their review, the Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group. Among other things, the Board received materials reflecting a Fund's historic performance and the Fund's performance compared to its Peer Group. In evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

As noted above, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one-, three- and five-year total returns (as applicable) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the respective Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Funds. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



   financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. PROFITABILITY OF NAM
   In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE
In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Nuveen funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also con-sidered any other revenues, if any, received by NAM or its affiliates. In this regard, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS
Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the Investment Management Agreements with NAM and the automatic termination of such agreements. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the respective operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the respective Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. APPROVAL
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved and that the new, post-change of control NAM Investment Managements Agreement be approved and recommended to shareholders.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act. GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $131 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                                o Share prices
                                                o Fund details
           Learn more                           o Daily financial news
about Nuveen Funds at                           o Investor education
   WWW.NUVEEN.COM/ETF                           o Interactive planning tools


Logo: NUVEEN Investments

                                                                     EAN-E-1005D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                  Nuveen Premium Income Municipal Fund 2, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2005                                        $ 28,383                        $ 0                    $ 509         $ 2,750
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                                        $ 27,064                        $ 0                    $ 364         $ 2,550
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
October 31, 2005                                             $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
October 31, 2004                                             $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                  AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                   PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                  RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2005                                         $ 3,259                  $ 282,575                      $ 0       $ 285,834
October 31, 2004                                         $ 2,914                        $ 0                      $ 0         $ 2,914

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund 2, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 6, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 6, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 6, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.